Exhibit 99.1

Supplemental Operating and Financial Data
for the Quarter Ended March 31, 2022

THE COMPANY

Boston Properties, Inc. (NYSE: BXP) (“BXP” or the “Company”) is the largest publicly traded developer, owner, and manager of Class A office properties in the United States, concentrated in six markets - Boston, Los Angeles, New York, San Francisco, Seattle, and Washington, DC. The Company is a fully integrated real estate company, organized as a real estate investment trust (REIT), that develops, manages, operates, acquires and owns a diverse portfolio of primarily Class A office space. Including properties owned by joint ventures, the Company’s complete portfolio totals 53.1 million square feet and 201 properties, including eleven properties under construction/redevelopment. The Company’s properties include 182 office properties, 12 retail properties, six residential properties and one hotel. BXP is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record of developing premium Central Business District (CBD) office buildings, successful mixed-use complexes, suburban office centers and build-to-suit projects for a diverse array of creditworthy tenants. BXP actively works to promote its growth and operations in a sustainable and responsible manner.  The Company has earned a tenth consecutive GRESB “Green Star” recognition and the highest GRESB 5-star Rating. BXP, an S&P 500 company, was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde and became a public company in 1997.

FORWARD-LOOKING STATEMENTS

This Supplemental package contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. You can identify these statements by our use of the words “anticipates,” “believes,” “budgeted,” “could,” “estimates,” “expects,” “guidance,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “will” and similar expressions that do not relate to historical matters. These statements are based on our current plans, expectations, projections and assumptions about future events. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond BXP’s control. If our underlying assumptions prove inaccurate, or known or unknown risks or uncertainties materialize, actual results could differ materially from those expressed or implied by the forward-looking statement. These factors include, without limitation, uncertainties and risks related to the impact of (1) the COVID-19 global pandemic, including the emergence of additional variants, the effectiveness, availability and distribution of vaccines, including their efficacy against new variant strains and the willingness of individuals to be vaccinated, (2) the impact of geopolitical conflicts, including the ongoing war in Ukraine, and (3) the severity and duration of the indirect economic impacts of the foregoing, such as recession, supply chain disruptions, labor market disruptions, rising inflation, increasing interest rates, dislocation and volatility in capital markets, job losses, potential longer-term changes in consumer and tenant behavior, as well as possible future governmental responses; risks related to volatile or adverse global economic and geopolitical conditions, health crises and dislocations in the credit markets; risks associated with downturns in the national and local economies, increasing interest rates, and volatility in the securities markets; the Company’s ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the uncertainties of investing in new markets, the costs and availability of financing, the effectiveness of our interest rate hedging contracts, the ability of our joint venture partners to satisfy their obligations, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of issuance of this report and are not guarantees of future results, performance or achievements. BXP does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by law.

NON-GAAP FINANCIAL MEASURES

This Supplemental package includes non-GAAP financial measures, which are accompanied by what the Company considers the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this Supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations, and, if applicable, the other purposes for which management uses the measures, can be found in the Definitions section of this Supplemental starting on page 52.

The Company also presents “BXP’s Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest and, in some cases, after priority allocations), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after income allocation to private REIT shareholders and their share of fees due to the Company).  Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and, in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting BXP’s Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, financings and guarantees, liquidations and other matters. As a result, presentations of “BXP’s Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company’s financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP’s Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 56.

GENERAL INFORMATION

Corporate Headquarters	Trading Symbol	Investor Relations	Inquiries
800 Boylston Street	BXP	Boston Properties, Inc.	Inquiries should be directed to
Suite 1900		800 Boylston Street, Suite 1900	Helen Han
Boston, MA 02199	Stock Exchange Listing	Boston, MA 02199	Vice President, Investor Relations
www.bxp.com	New York Stock Exchange	investors.bxp.com	at 617.236.3429 or
(t) 617.236.3300		investorrelations@bxp.com	hhan@bxp.com
(t) 617.236.3429
Michael E. LaBelle
Executive Vice President, Chief Financial Officer
at 617.236.3352 or
mlabelle@bxp.com
(Cover photo: Rendering of Platform 16, San Jose, CA)

Q1 2022
Table of contents

Q1 2022
Company profile
SNAPSHOT

(as of March 31, 2022)

Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures and properties under development/redevelopment)	201
Total Square Feet (includes unconsolidated joint ventures and properties under development/redevelopment)	53.1 million
Common shares outstanding, plus common units and LTIP units (other than unearned Multi-Year Long-Term Incentive Program (MYLTIP) Units) on an as-converted basis [1,2]	174.9 million
Closing Price, at the end of the quarter	$128.80 per share
Dividend - Quarter/Annualized	$0.98/$3.92 per share
Dividend Yield	3.0%
Consolidated Market Capitalization [2]	$35.5 billion
BXP’s Share of Market Capitalization [2,3]	$35.6 billion
Senior Debt Ratings	BBB+ (S&P); Baa1 (Moody’s)
STRATEGY

BXP’s primary business objective is to maximize return on investment in an effort to provide its investors with the greatest possible total return in all points of the economic cycle. To achieve this objective, the key tenets of our business strategy are to:
•maintain a keen focus on select markets that exhibit the strongest economic growth and investment characteristics over time - currently Boston, Los Angeles, New York, San Francisco, Seattle, and Washington, DC;
•invest in the highest quality buildings (primarily office) with unique amenities and desirable locations that are able to maintain high occupancy rates and achieve premium rental rates through economic cycles;
•maintain scale and a full-service real estate capability (leasing, development, construction and property management) in our markets to ensure we (1) see all relevant investment deal flow, (2) maintain an ability to execute on all types of real estate opportunities, such as acquisitions, dispositions, repositioning and development, throughout the real estate investment cycle, (3) provide superior service to our tenants and (4) develop and manage our assets in the most sustainable manner possible;
•be astute in market timing for investment decisions by acquiring properties in times of opportunity, developing new properties in times of growth and selling assets at attractive prices, resulting in continuous portfolio refreshment;
•ensure a strong balance sheet to maintain consistent access to capital and the ability to make new investments at opportune times; and
•foster a culture and reputation of integrity, excellence and purposefulness, making us the employer of choice for talented real estate professionals, the landlord and developer of choice for our customers, as well as the counterparty of choice for real estate industry participants.
MANAGEMENT

Board of Directors		Management
Joel I. Klein	Chairman of the Board	Owen D. Thomas	Chief Executive Officer
Owen D. Thomas	Chief Executive Officer	Douglas T. Linde	President
Douglas T. Linde	President	Raymond A. Ritchey	Senior Executive Vice President
Kelly A. Ayotte	Chair of Compensation Committee	Michael E. LaBelle	Executive Vice President, Chief Financial Officer and Treasurer
Bruce W. Duncan		Bryan J. Koop	Executive Vice President, Boston Region
Carol B. Einiger		Robert E. Pester	Executive Vice President, San Francisco Region
Diane J. Hoskins	Chair of Sustainability Committee	Hilary Spann	Executive Vice President, New York Region
Mary E. Kipp		Peter V. Otteni	Executive Vice President, Co-Head of the Washington, DC Region
Matthew J. Lustig	Chair of Nominating & Corporate Governance Committee	John J. Stroman	Executive Vice President, Co-Head of the Washington, DC Region
David A. Twardock	Chair of Audit Committee	Jonathan D. Lange	Senior Vice President, Los Angeles Region
William H. Walton, III		Frank D. Burt	Senior Vice President, Chief Legal Officer
		Donna D. Garesche	Senior Vice President, Chief Human Resources Officer
		Michael R. Walsh	Senior Vice President, Chief Accounting Officer
		James J. Whalen	Senior Vice President, Chief Information & Technology Officer

____________________
1Common units and LTIP units are units of limited partnership interest in Boston Properties Limited Partnership, the entity through which the Company conducts substantially all of its business.
2For additional detail, see page 26.
3For the Company’s definitions and related disclosures, see the Definitions and Reconciliations sections of this Supplemental package starting on page 52.

Q1 2022
Guidance and assumptions
GUIDANCE

The Company’s guidance for the second quarter and full year 2022 for diluted earnings per common share attributable to Boston Properties, Inc. (EPS) and diluted funds from operations (FFO) per common share attributable to Boston Properties, Inc. is set forth and reconciled below.  Except as described below, the estimates reflect management’s view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels, the timing of the lease-up of available space and the earnings impact of the events referenced in the Company’s earnings release issued on May 2, 2022 and those referenced during the Company’s conference call scheduled for May 3, 2022.  Except as otherwise publicly disclosed, the estimates do not include the impacts of any potential (1) capital markets activity, (2) future write-offs or reinstatements of accounts receivable and accrued rent balances, or (3) future impairment charges. EPS estimates may be subject to fluctuations as a result of several factors, including changes in the recognition of depreciation and amortization expense, impairment losses on depreciable real estate and any gains or losses associated with disposition activity. The Company is not able to assess at this time the potential impact of these factors on projected EPS. By definition, FFO does not include real estate-related depreciation and amortization, impairment losses on depreciable real estate, or gains or losses associated with disposition activities. For a complete definition of FFO and statements of the reasons why management believes it provides useful information to investors, see page 54. There can be no assurance that the Company’s actual results will not differ materially from the estimates set forth below.

	Second Quarter 2022		Full Year 2022
	Low	High	Low	High
Projected EPS (diluted)	$0.79	$0.81	$5.32	$5.42
Add:
Projected Company share of real estate depreciation and amortization	1.05	1.05	4.30	4.30
Projected Company share of (gains)/losses on sales of real estate	—	—	(2.22)	(2.22)
Projected FFO per share (diluted)	$1.84	$1.86	$7.40	$7.50

ASSUMPTIONS
(dollars in thousands)

	Full Year 2022
	Low	High
Operating property activity:
Average In-service portfolio occupancy	88.00%	90.00%
Increase in BXP’s Share of Same Property net operating income (excluding termination income)	2.75%	3.75%
Increase in BXP’s Share of Same Property net operating income - cash (excluding termination income)	5.00%	6.00%
BXP’s Share of Non Same Properties’ incremental contribution to net operating income over prior year (excluding asset sales)	$95,000	$105,000
BXP’s Share of incremental net operating income related to asset sales over prior year	$(33,000)	$(27,000)
BXP’s Share of straight-line rent and fair value lease revenue (non-cash revenue)	$120,000	$135,000
Termination income	$3,000	$5,000

Other revenue (expense):
Development, management services and other revenue	$26,000	$33,000
General and administrative expense [1]	$(157,000)	$(151,000)
Net interest expense	$(420,000)	$(410,000)

Noncontrolling interest:
Noncontrolling interest in property partnerships’ share of FFO	$(144,000)	$(140,000)

_______________
1 Excludes estimated changes in the market value of the Company’s deferred compensation plan and gains (losses) from investments in securities.

Q1 2022
Financial highlights
(unaudited and in thousands, except ratios and per share amounts)

	Three Months Ended
	31-Mar-22	31-Dec-21
Net income attributable to Boston Properties, Inc.	$143,047	$184,537
Net income attributable to Boston Properties, Inc. per share - diluted	$0.91	$1.18
FFO attributable to Boston Properties, Inc. [1]	$286,136	$242,963
Diluted FFO per share [1]	$1.82	$1.55
Dividends per common share	$0.98	$0.98
Funds available for distribution to common shareholders and common unitholders (FAD) [2]	$248,032	$143,195

Selected items:
Revenue	$754,307	$731,063
Recoveries from tenants	$115,910	$104,194
Service income from tenants	$1,787	$2,428
BXP’s Share of revenue [3]	$735,572	$708,519
BXP’s Share of straight-line rent [3]	$35,103	$30,129
BXP’s Share of fair value lease revenue [3,4]	$2,185	$2,058
BXP’s Share of termination income [3]	$2,463	$76
Losses from early extinguishments of debt	$—	$(44,284)
Ground rent expense	$3,155	$3,192
Capitalized interest	$13,740	$13,839
Capitalized wages	$4,050	$3,594
Income (loss) from unconsolidated joint ventures	$2,189	$(825)
BXP’s share of FFO from unconsolidated joint ventures [5]	$24,233	$19,576
Net income attributable to noncontrolling interests in property partnerships	$17,549	$18,204
FFO attributable to noncontrolling interests in property partnerships [6]	$35,202	$35,686

Balance Sheet items:
Above-market rents (included within Prepaid Expenses and Other Assets)	$1,245	$1,457
Below-market rents (included within Other Liabilities)	$21,095	$22,962
Accrued rental income liability (included within Other Liabilities)	$118,460	$129,390

Ratios:
Interest Coverage Ratio (excluding capitalized interest) [7]	4.16	4.00
Interest Coverage Ratio (including capitalized interest) [7]	3.60	3.50
Fixed Charge Coverage Ratio [8]	3.31	2.81
BXP’s Share of Net Debt to BXP’s Share of EBITDAre (Annualized) [8]	7.50	7.46
Change in BXP’s Share of Same Store Net Operating Income (NOI) (excluding termination income) [9]	5.5%	17.9%
Change in BXP’s Share of Same Store NOI (excluding termination income) - cash [9]	4.8%	10.2%
FAD Payout Ratio [2]	69.14%	119.06%
Operating Margins [(rental revenue - rental expense)/rental revenue]	63.5%	64.0%
Occupancy of In-Service Properties	89.1%	88.8%

Capitalization:
Consolidated Debt	$13,010,124	$12,896,609
BXP’s Share of Debt [10]	$13,078,509	$12,923,917
Consolidated Market Capitalization	$35,542,525	$33,006,115
Consolidated Debt/Consolidated Market Capitalization	36.60%	39.07%
BXP’s Share of Market Capitalization [10]	$35,610,910	$33,033,423
BXP’s Share of Debt/BXP’s Share of Market Capitalization [10]	36.73%	39.12%
_____________
1For a quantitative reconciliation of FFO attributable to Boston Properties, Inc. and Diluted FFO per share, see page 6.
2For the three months ended December 31, 2021, includes approximately $42.9 million of cash losses related to the early extinguishment of debt in connection with the early redemption of the Company’s $1.0 billion aggregate principal amount of 3.85% unsecured senior notes that were scheduled to mature in February 2023. For a quantitative reconciliation of FAD, see page 7. FAD Payout Ratio equals distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.
4Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.
5For a quantitative reconciliation for the three months ended March 31, 2022, see page 35.
6For a quantitative reconciliation for the three months ended March 31, 2022, see page 32.
7For a quantitative reconciliation for the three months ended March 31, 2022 and December 31, 2021, see page 30.
8For a quantitative reconciliation for the three months ended March 31, 2022 and December 31, 2021, see page 29.
9For a quantitative reconciliation for the three months ended March 31, 2022 and December 31, 2021, see pages 10, 62 and 63.
10For a quantitative reconciliation for March 31, 2022, see page 26.

Q1 2022
Consolidated Balance Sheets
(unaudited and in thousands)

	31-Mar-22	31-Dec-21
ASSETS
Real estate	$22,472,940	$22,298,103
Construction in progress	846,775	894,172
Land held for future development	582,511	560,355
Right of use assets - finance leases	237,501	237,507
Right of use assets - operating leases	169,248	169,778
Less accumulated depreciation	(5,995,760)	(5,883,961)
Total real estate	18,313,215	18,275,954
Cash and cash equivalents	436,271	452,692
Cash held in escrows	46,072	48,466
Investments in securities	36,032	43,632
Tenant and other receivables, net	56,132	70,186
Related party note receivable, net	78,544	78,336
Notes receivable, net	9,674	9,641
Accrued rental income, net	1,243,395	1,226,745
Deferred charges, net	609,205	618,798
Prepaid expenses and other assets	128,472	57,811
Investments in unconsolidated joint ventures	1,518,622	1,482,997
Total assets	$22,475,634	$22,365,258

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$3,268,745	$3,267,914
Unsecured senior notes, net	9,486,379	9,483,695
Unsecured line of credit	255,000	145,000
Lease liabilities - finance leases	245,554	244,421
Lease liabilities - operating leases	204,677	204,561
Accounts payable and accrued expenses	304,576	320,775
Dividends and distributions payable	170,869	169,859
Accrued interest payable	90,861	94,796
Other liabilities	396,283	391,441
Total liabilities	14,422,944	14,322,462

Commitments and contingencies	—	—
Redeemable deferred stock units	11,031	9,568

Equity:
Stockholders’ equity attributable to Boston Properties, Inc.:
Excess stock, $0.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—
Common stock, $0.01 par value, 250,000,000 shares authorized, 156,790,614 and 156,623,749 issued and 156,711,714 and 156,544,849 outstanding at March 31, 2022 and December 31, 2021, respectively	1,567	1,565
Additional paid-in capital	6,509,663	6,497,730
Dividends in excess of earnings	(636,421)	(625,891)
Treasury common stock at cost, 78,900 shares at March 31, 2022 and December 31, 2021	(2,722)	(2,722)
Accumulated other comprehensive loss	(28,485)	(36,662)
Total stockholders’ equity attributable to Boston Properties, Inc.	5,843,602	5,834,020

Noncontrolling interests:
Common units of the Operating Partnership	649,602	642,655
Property partnerships	1,548,455	1,556,553
Total equity	8,041,659	8,033,228
Total liabilities and equity	$22,475,634	$22,365,258

Q1 2022
Consolidated Income Statements
(unaudited and in thousands, except per share amounts)

	Three Months Ended
	31-Mar-22	31-Dec-21
Revenue
Lease	$718,120	$690,912
Parking and other	21,734	23,087
Hotel revenue	4,557	6,227
Development and management services	5,831	7,516
Direct reimbursements of payroll and related costs from management services contracts	4,065	3,321
Total revenue	754,307	731,063
Expenses
Operating	138,723	129,615
Real estate taxes	131,527	127,125
Demolition costs	5	38
Hotel operating	4,840	5,005
General and administrative [1]	43,194	33,649
Payroll and related costs from management services contracts	4,065	3,321
Transaction costs	—	2,066
Depreciation and amortization	177,624	177,521
Total expenses	499,978	478,340
Other income (expense)
Income (loss) from unconsolidated joint ventures	2,189	(825)
Gains on sales of real estate	22,701	115,556
Gains (losses) from investments in securities [1]	(2,262)	1,882
Interest and other income (loss)	1,228	1,564
Losses from early extinguishments of debt	—	(44,284)
Interest expense	(101,228)	(103,331)
Net income	176,957	223,285
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(17,549)	(18,204)
Noncontrolling interest - common units of the Operating Partnership [2]	(16,361)	(20,544)
Net income attributable to Boston Properties, Inc.	$143,047	$184,537

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to Boston Properties, Inc. per share - basic	$0.91	$1.18
Net income attributable to Boston Properties, Inc. per share - diluted	$0.91	$1.18

_____________
1General and administrative expense includes $(2.3) million and $1.9 million and Gains (losses) from investments in securities include $(2.3) million and $1.9 million for the three months ended March 31, 2022 and December 31, 2021, respectively, related to the Company’s deferred compensation plan.
2For additional detail, see page 6.

Q1 2022
Funds from operations (FFO) [1]
(unaudited and dollars in thousands, except per share amounts)

	Three Months Ended
	31-Mar-22	31-Dec-21
Net income attributable to Boston Properties, Inc.	$143,047	$184,537
Add:
Noncontrolling interest - common units of the Operating Partnership	16,361	20,544
Noncontrolling interests in property partnerships	17,549	18,204
Net income	176,957	223,285
Add:
Depreciation and amortization expense	177,624	177,521
Noncontrolling interests in property partnerships' share of depreciation and amortization [2]	(17,653)	(17,482)
BXP's share of depreciation and amortization from unconsolidated joint ventures [3]	22,044	20,401
Corporate-related depreciation and amortization	(404)	(426)
Less:
Gains on sales of real estate	22,701	115,556
Noncontrolling interests in property partnerships	17,549	18,204
FFO attributable to the Operating Partnership (including Boston Properties, Inc.) (Basic FFO)	318,318	269,539
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of FFO	32,182	26,576
FFO attributable to Boston Properties, Inc.	$286,136	$242,963

Boston Properties, Inc.’s percentage share of Basic FFO	89.89%	90.14%
Noncontrolling interest’s - common unitholders percentage share of Basic FFO	10.11%	9.86%
Basic FFO per share	$1.83	$1.55
Weighted average shares outstanding - basic	156,650	156,297
Diluted FFO per share	$1.82	$1.55
Weighted average shares outstanding - diluted	157,004	156,654

RECONCILIATION TO DILUTED FFO

	Three Months Ended
	31-Mar-22	31-Dec-21
Basic FFO	$318,318	$269,539
Add:
Effect of dilutive securities - stock-based compensation	—	—
Diluted FFO	318,318	269,539
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of diluted FFO	32,118	29,389
Boston Properties, Inc.’s share of Diluted FFO	$286,200	$240,150

RECONCILIATION OF SHARES/UNITS FOR DILUTED FFO

	Three Months Ended
	31-Mar-22	31-Dec-21
Shares/units for Basic FFO	174,276	173,390
Add:
Effect of dilutive securities - stock-based compensation (shares/units)	354	357
Shares/units for Diluted FFO	174,630	173,747
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of Diluted FFO (shares/units)	17,626	17,093
Boston Properties, Inc.’s share of shares/units for Diluted FFO	157,004	156,654

Boston Properties, Inc.’s percentage share of Diluted FFO	89.91%	90.16%

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.
2For a quantitative reconciliation for the three months ended March 31, 2022, see page 32.
3For a quantitative reconciliation for the three months ended March 31, 2022, see page 35.

Q1 2022
Funds available for distributions (FAD) [1]
(dollars in thousands)

	Three Months Ended
	31-Mar-22	31-Dec-21
Net income attributable to Boston Properties, Inc.	$143,047	$184,537
Add:
Noncontrolling interest - common units of the Operating Partnership	16,361	20,544
Noncontrolling interests in property partnerships	17,549	18,204
Net income	176,957	223,285
Add:
Depreciation and amortization expense	177,624	177,521
Noncontrolling interests in property partnerships’ share of depreciation and amortization [2]	(17,653)	(17,482)
BXP’s share of depreciation and amortization from unconsolidated joint ventures [3]	22,044	20,401
Corporate-related depreciation and amortization	(404)	(426)
Less:
Gains on sales of real estate	22,701	115,556
Noncontrolling interests in property partnerships	17,549	18,204
Basic FFO	318,318	269,539
Add:
BXP’s Share of lease transaction costs that qualify as rent inducements 1, [4]	(1,769)	3,408
BXP’s Share of hedge amortization [1]	1,446	1,446
BXP’s Share of straight-line ground rent expense adjustment [1,5]	889	877
Stock-based compensation	20,914	7,466
Non-real estate depreciation	404	426
Unearned portion of capitalized fees from consolidated joint ventures [6]	593	1,598
Non-cash losses from early extinguishments of debt	—	1,433
Less:
BXP’s Share of straight-line rent [1]	35,103	30,129
BXP’s Share of fair value lease revenue [1,7]	2,185	2,058
BXP’s Share of 2nd generation tenant improvements and leasing commissions [1]	45,591	83,011
BXP’s Share of maintenance capital expenditures [1,8]	9,848	27,743
Hotel improvements, equipment upgrades and replacements	36	57
Funds available for distribution to common shareholders and common unitholders (FAD) (A) [9]	$248,032	$143,195

Distributions to common shareholders and unitholders (excluding any special distributions) (B)	$171,497	$170,492

FAD Payout Ratio[1] (B÷A)	69.14%	119.06%

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.
2For a quantitative reconciliation for the three months ended March 31, 2022, see page 32.
3For a quantitative reconciliation for the three months ended March 31, 2022, see page 35.
4Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.
5Includes the straight-line impact of the Company’s 99-year ground and air rights lease related to the Company’s 100 Clarendon Street garage and Back Bay Transit Station. The Company has allocated contractual ground lease payments aggregating approximately $34.4 million, which it expects to incur by the end of 2024 with no payments thereafter. The Company is recognizing this expense on a straight-line basis over the 99-year term of the ground and air rights lease, see page 3.
6See page 58 for additional information.
7Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.
8Maintenance capital expenditures do not include capital expenditures that are planned at the time of acquisition or capital expenditures incurred in connection with repositioning activities.
9For the three months ended December 31, 2021, includes approximately $42.9 million of cash losses related to the early extinguishment of debt in connection with the early redemption of the Company’s $1.0 billion aggregate principal amount of 3.85% unsecured senior notes that were scheduled to mature in February 2023.

Q1 2022
Reconciliation of net income attributable to Boston Properties, Inc. common shareholders to BXP’s Share of same property net operating income (NOI)

(in thousands)

	Three Months Ended
	31-Mar-22	31-Mar-21
Net income attributable to Boston Properties, Inc. common shareholders	$143,047	$91,624
Preferred stock redemption charge	—	6,412
Preferred dividends	—	2,560
Net income attributable to Boston Properties, Inc.	143,047	100,596
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	16,361	11,084
Noncontrolling interest in property partnerships	17,549	16,467
Net income	176,957	128,147
Add:
Interest expense	101,228	107,902
Losses from early extinguishments of debt	—	898
Depreciation and amortization expense	177,624	176,565
Transaction costs	—	331
Payroll and related costs from management services contracts	4,065	3,505
General and administrative expense	43,194	44,959
Less:
Interest and other income (loss)	1,228	1,168
Gains (losses) from investments in securities	(2,262)	1,659
Gains on sales of real estate	22,701	—
Income from unconsolidated joint ventures	2,189	5,225
Direct reimbursements of payroll and related costs from management services contracts	4,065	3,505
Development and management services revenue	5,831	6,803
Net Operating Income (NOI)	469,316	443,947
Add:
BXP’s share of NOI from unconsolidated joint ventures [1]	37,321	24,795
Less:
Partners’ share of NOI from consolidated joint ventures (after income allocation to private REIT shareholders) [2]	47,055	44,376
BXP’s Share of NOI	459,582	424,366
Less:
Termination income	2,078	4,269
BXP’s share of termination income from unconsolidated joint ventures [1]	606	—
Add:
Partners’ share of termination income (loss) from consolidated joint ventures [2]	221	(6)
BXP’s Share of NOI (excluding termination income)	$457,119	$420,091

Net Operating Income (NOI)	$469,316	$443,947
Less:
Termination income	2,078	4,269
NOI from non Same Properties (excluding termination income) [3]	13,396	7,273
Same Property NOI (excluding termination income)	453,842	432,405
Less:
Partners’ share of NOI from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [2]	46,834	44,382
Add:
Partners’ share of NOI from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [3]	1,590	880
BXP’s share of NOI from unconsolidated joint ventures (excluding termination income) [1]	36,715	24,795
Less:
BXP’s share of NOI from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	10,155	1,173
BXP’s Share of Same Property NOI (excluding termination income)	$435,158	$412,525
_____________
1For a quantitative reconciliation for the three months ended March 31, 2022, see page 61.
2For a quantitative reconciliation for the three months ended March 31, 2022, see pages 58-59.
3Pages 20-23 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to March 31, 2022 and therefore are no longer a part of the Company’s property portfolio.

Q1 2022
Reconciliation of net income attributable to Boston Properties, Inc. common shareholders to BXP’s Share of same property net operating income (NOI) - cash
(in thousands)

	Three Months Ended
	31-Mar-22	31-Mar-21
Net income attributable to Boston Properties, Inc. common shareholders	$143,047	$91,624
Preferred stock redemption charge	—	6,412
Preferred dividends	—	2,560
Net income attributable to Boston Properties, Inc.	143,047	100,596
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	16,361	11,084
Noncontrolling interest in property partnerships	17,549	16,467
Net income	176,957	128,147
Add:
Interest expense	101,228	107,902
Losses from early extinguishments of debt	—	898
Depreciation and amortization expense	177,624	176,565
Transaction costs	—	331
Payroll and related costs from management services contracts	4,065	3,505
General and administrative expense	43,194	44,959
Less:
Interest and other income (loss)	1,228	1,168
Gains (losses) from investments in securities	(2,262)	1,659
Gains on sales of real estate	22,701	—
Income from unconsolidated joint ventures	2,189	5,225
Direct reimbursements of payroll and related costs from management services contracts	4,065	3,505
Development and management services revenue	5,831	6,803
Net Operating Income (NOI)	469,316	443,947
Less:
Straight-line rent	22,186	7,730
Fair value lease revenue	1,655	653
Termination income	2,078	4,269
Add:
Straight-line ground rent expense adjustment [1]	576	765
Lease transaction costs that qualify as rent inducements [2]	(4,583)	1,859
NOI - cash (excluding termination income)	439,390	433,919
Less:
NOI - cash from non Same Properties (excluding termination income) [3]	5,827	23,829
Same Property NOI - cash (excluding termination income)	433,563	410,090
Less:
Partners’ share of NOI - cash from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [4]	43,366	49,973
Add:
Partners’ share of NOI - cash from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [3]	1,161	8,517
BXP’s share of NOI - cash from unconsolidated joint ventures (excluding termination income) [5]	22,759	25,363
Less:
BXP’s share of NOI - cash from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	2,227	1,121
BXP’s Share of Same Property NOI - cash (excluding termination income)	$411,890	$392,876

_____________
1In light of the front-ended, uneven rental payments required by the Company’s 99-year ground and air rights lease for the 100 Clarendon Street garage and Back Bay Transit Station in Boston, MA, and to make period-to-period comparisons more meaningful to investors, the adjustment does not include the straight-line impact of approximately $168 and $167 for the three months ended March 31, 2022 and 2021, respectively. As of March 31, 2022, the Company has remaining lease payments aggregating approximately $25.4 million, all of which it expects to incur by the end of 2024 with no payments thereafter. Under GAAP, the Company recognizes expense of $(87) per quarter on a straight-line basis over the term of the lease. However, unlike more traditional ground and air rights leases, the timing and amounts of the rental payments by the Company correlate to the uneven timing and funding by the Company of capital expenditures related to improvements at Back Bay Transit Station. As a result, the amounts excluded from the adjustment each quarter through 2024 may vary significantly.
2Consist of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 7.
3Pages 20-23 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to March 31, 2022 and therefore are no longer a part of the Company’s property portfolio.
4For a quantitative reconciliation for the three months ended March 31, 2022, see page 59.
5For a quantitative reconciliation for the three months ended March 31, 2022, see page 61.

Q1 2022
Same property net operating income (NOI) by reportable segment
(dollars in thousands)

	Office [1]				Hotel & Residential
	Three Months Ended		$	%	Three Months Ended		$	%
	31-Mar-22	31-Mar-21	Change	Change	31-Mar-22	31-Mar-21	Change	Change
Rental Revenue [2]	$708,288	$682,889			$17,523	$9,807
Less: Termination income	2,078	4,269			—	—
Rental revenue (excluding termination income) [2]	706,210	678,620	$27,590	4.1%	17,523	9,807	$7,716	78.7%
Less: Operating expenses and real estate taxes	258,619	247,844	10,775	4.3%	11,272	8,178	3,094	37.8%
NOI (excluding termination income) [2,3]	$447,591	$430,776	$16,815	3.9%	$6,251	$1,629	$4,622	283.7%

Rental revenue (excluding termination income) [2]	$706,210	$678,620	$27,590	4.1%	$17,523	$9,807	$7,716	78.7%
Less: Straight-line rent and fair value lease revenue	16,216	24,907	(8,691)	(34.9)%	56	33	23	69.7%
Add: Lease transaction costs that qualify as rent inducements [4]	(4,583)	1,859	(6,442)	(346.5)%	—	—	—	—%
Subtotal	685,411	655,572	29,839	4.6%	17,467	9,774	7,693	78.7%
Less: Operating expenses and real estate taxes	258,619	247,844	10,775	4.3%	11,272	8,178	3,094	37.8%
Add: Straight-line ground rent expense [5]	576	766	(190)	(24.8)%	—	—	—	—%
NOI - cash (excluding termination income) 2, [3]	$427,368	$408,494	$18,874	4.6%	$6,195	$1,596	$4,599	288.2%

	Consolidated Total [1] (A)				BXP’s share of Unconsolidated Joint Ventures (B)
	Three Months Ended		$	%	Three Months Ended		$	%
	31-Mar-22	31-Mar-21	Change	Change	31-Mar-22	31-Mar-21	Change	Change
Rental Revenue [2]	$725,811	$692,696			$44,541	$39,985
Less: Termination income	2,078	4,269			606	—
Rental revenue (excluding termination income) [2]	723,733	688,427	$35,306	5.1%	43,935	39,985	$3,950	9.9%
Less: Operating expenses and real estate taxes	269,891	256,022	13,869	5.4%	17,375	16,363	1,012	6.2%
NOI (excluding termination income) [2,3]	$453,842	$432,405	$21,437	5.0%	$26,560	$23,622	$2,938	12.4%

Rental revenue (excluding termination income) [2]	$723,733	$688,427	$35,306	5.1%	$43,935	$39,985	$3,950	9.9%
Less: Straight-line rent and fair value lease revenue	16,272	24,940	(8,668)	(34.8)%	6,531	1,033	5,498	532.2%
Add: Lease transaction costs that qualify as rent inducements [4]	(4,583)	1,859	(6,442)	(346.5)%	358	1,419	(1,061)	(74.8)%
Subtotal	$702,878	$665,346	37,532	5.6%	37,762	40,371	(2,609)	(6.5)%
Less: Operating expenses and real estate taxes	269,891	256,022	13,869	5.4%	17,375	16,363	1,012	6.2%
Add: Straight-line ground rent expense [5]	576	766	(190)	(24.8)%	145	234	(89)	(38.0)%
NOI - cash (excluding termination income) 2, [3]	$433,563	$410,090	$23,473	5.7%	$20,532	$24,242	$(3,710)	(15.3)%

	Partners’ share of Consolidated Joint Ventures (C)				BXP’s Share [3,6,7,8]
	Three Months Ended		$	%	Three Months Ended		$	%
	31-Mar-22	31-Mar-21	Change	Change	31-Mar-22	31-Mar-21	Change	Change
Rental Revenue [2]	$75,130	$74,072			$695,222	$658,609
Less: Termination income	221	(6)			2,463	4,275
Rental revenue (excluding termination income) [2]	74,909	74,078	$831	1.1%	692,759	654,334	$38,425	5.9%
Less: Operating expenses and real estate taxes	29,665	30,576	(911)	(3.0)%	257,601	241,809	15,792	6.5%
NOI (excluding termination income) [2,3]	$45,244	$43,502	$1,742	4.0%	$435,158	$412,525	$22,633	5.5%

Rental revenue (excluding termination income) [2]	$74,909	$74,078	$831	1.1%	$692,759	$654,334	$38,425	5.9%
Less: Straight-line rent and fair value lease revenue	596	2,297	(1,701)	(74.1)%	22,207	23,676	(1,469)	(6.2)%
Add: Lease transaction costs that qualify as rent inducements [4]	(2,443)	251	(2,694)	(1,073.3)%	(1,782)	3,027	(4,809)	(158.9)%
Subtotal	71,870	72,032	(162)	(0.2)%	668,770	633,685	35,085	5.5%
Less: Operating expenses and real estate taxes	29,665	30,576	(911)	(3.0)%	257,601	241,809	15,792	6.5%
Add: Straight-line ground rent expense [5]	—	—	—	—%	721	1,000	(279)	(27.9)%
NOI - cash (excluding termination income) 2, [3]	$42,205	$41,456	$749	1.8%	$411,890	$392,876	$19,014	4.8%
___________________
1Includes 100% share of consolidated joint ventures that are a Same Property.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.
3For a quantitative reconciliation of net income attributable to Boston Properties, Inc. common shareholders to net operating income (NOI) (excluding termination income) and NOI - cash (excluding termination income), see pages 8-9.
4Consist of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 7.
5Excludes the straight-line impact of approximately $168 and $167 for the three months ended March 31, 2022 and 2021, respectively, in connection with the Company’s 99-year ground and air rights lease at 100 Clarendon Street garage and Back Bay Transit Station.

Q1 2022
Same property net operating income (NOI) by reportable segment (continued)
6BXP’s Share equals (A) + (B) - (C).
7BXP’s Share of Same Store NOI (excluding termination income) increased $22,633, compared to Q1 2021. Included in Q1 2022 is BXP’s Share of approximately $2,249 associated with the reinstatement of accrued rent balances that the Company determined were probable of collection. Included in the Q1 2021 comparison are approximately $693 in write-offs associated with accrued rent, net and $(200) in write-offs associated with associated with accounts receivable, net. These items increased BXP’s Share of Same Store NOI (excluding termination income) by $2,742. For additional information, see page 56.
8BXP’s Share of Same Store NOI-cash (excluding termination income) increased $19,014, compared to Q1 2021. Included in Q1 2021 is BXP’s Share of $(200) of write-offs associated with accounts receivable, net. Cash rent abatements and deferrals primarily related to COVID-19 decreased approximately $7,489 in Q1 2022 compared to Q1 2021. These items increased BXP’s Share of Same Store NOI-cash (excluding termination income) by $7,289. For additional information, see page 56.

Q1 2022
Capital expenditures, tenant improvement costs and leasing commissions
(dollars in thousands, except PSF amounts)

CAPITAL EXPENDITURES

	Three Months Ended
	31-Mar-22	31-Dec-21
Maintenance capital expenditures	$10,652	$33,919
Planned capital expenditures associated with acquisition properties	—	—
Repositioning capital expenditures	6,243	—
Hotel improvements, equipment upgrades and replacements	36	57
Subtotal	16,931	33,976
Add:
BXP’s share of maintenance capital expenditures from unconsolidated joint ventures (JVs)	719	180
BXP’s share of planned capital expenditures associated with acquisition properties from unconsolidated JVs	—	1,023
BXP’s share of repositioning capital expenditures from unconsolidated JVs	—	—
Less:
Partners’ share of maintenance capital expenditures from consolidated JVs	1,523	6,356
Partners’ share of planned capital expenditures associated with acquisition properties from consolidated JVs	—	—
Partners’ share of repositioning capital expenditures from consolidated JVs	2,223	—
BXP’s Share of Capital Expenditures [1]	$13,904	$28,823

2nd GENERATION TENANT IMPROVEMENTS AND LEASING COMMISSIONS 2

	Three Months Ended
	31-Mar-22	31-Dec-21
Square feet	1,057,074	1,422,236
Tenant improvements and lease commissions PSF	$54.99	$75.03

___________________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.
2Includes 100% of unconsolidated joint ventures.

Q1 2022
Acquisitions and dispositions
For the period from January 1, 2022 through March 31, 2022
(dollars in thousands)

ACQUISITIONS

Investment
Property	Location	Date Acquired	Square Feet	Initial	Anticipated Future	Total	In-service Leased (%)
N/A			—	$—	$—	$—	—%
Total Acquisitions			—	$—	$—	$—	—%

DISPOSITIONS

Property	Location	Date Disposed	Square Feet	Gross Sales Price	Net Cash Proceeds	Book Gain
195 West Street	Waltham, MA	March 31, 2022	63,500	$37,700	$35,397	$22,701
Total Dispositions			63,500	$37,700	$35,397	$22,701

Q1 2022
Construction in progress
as of March 31, 2022
(dollars in thousands)
CONSTRUCTION IN PROGRESS 1

	Actual/Estimated				BXP’s share
	Initial Occupancy	Stabilization Date		Square Feet	Investment to Date [2]	Estimated Total Investment [2]	Total Financing	Amount Drawn at 3/31/2022	Estimated Future Equity Requirement [2]	Percentage Leased [3]		Percentage placed in-service [4]	Net Operating Income (Loss) [5] (BXP’s share)
Construction Properties			Location
Office
325 Main Street	Q3 2022	Q3 2022	Cambridge, MA	420,000	$328,547	$418,400	$—	$—	$89,853	90%		—%	N/A
Reston Next	Q4 2021	Q4 2023	Reston, VA	1,062,000	538,075	715,300	—	—	177,225	87%		67%	$4,776
2100 Pennsylvania Avenue	Q3 2022	Q3 2024	Washington, DC	480,000	252,049	356,100	—	—	104,051	61%		—%	N/A
360 Park Avenue South (42% ownership) [6]	Q3 2023	Q1 2025	New York, NY	450,000	195,333	219,000	92,774	85,588	16,481	—%		—%	N/A
Platform16 Building A (55% ownership) [7]	Q2 2025	Q4 2026	San Jose, CA	389,500	65,199	231,900	—	—	166,701	—%		—%	N/A
Total Office Properties under Construction				2,801,500	1,379,203	1,940,700	92,774	85,588	554,311	57%		25%	$4,776

Lab/Life Sciences
880 Winter Street (Redevelopment)	Q4 2022	Q1 2023	Waltham, MA	244,000	47,522	108,000	—	—	60,478	85%		—%	N/A
751 Gateway (49% ownership)	Q2 2024	Q2 2024	South San Francisco, CA	231,000	55,892	127,600	—	—	71,708	100%		—%	N/A
103 CityPoint	Q4 2023	Q3 2024	Waltham, MA	113,000	16,156	115,100	—	—	98,944	—%		—%	N/A
180 CityPoint	Q4 2023	Q4 2024	Waltham, MA	329,000	66,272	274,700	—	—	208,428	43%		—%	N/A
651 Gateway (50% ownership)	Q4 2023	Q4 2025	South San Francisco, CA	327,000	5,227	146,500	—	—	141,273	—%		—%	N/A
Total Lab/Life Sciences Properties under Construction				1,244,000	191,069	771,900	—	—	580,831	47%		—%	—

Other
View Boston Observatory at The Prudential Center (Redevelopment)	Q2 2023	N/A	Boston, MA	59,000	81,617	182,300	—	—	100,683	N/A		—%	N/A
Total Properties Under Construction				4,104,500	$1,651,889	$2,894,900	$92,774	$85,588	$1,235,825	54%	[8]	17%	$4,776

________________
1A project is classified as Construction in Progress when (1) construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed and (2) capitalized interest has commenced.
2Includes income (loss) and interest carry on debt and equity investment.
3Represents percentage leased as of April 29, 2022, including leases with future commencement dates.
4Represents the portion of the project that no longer qualifies for capitalization of interest in accordance with GAAP.
5Amounts represent Net Operating Income (Loss) for the three months ended March 31, 2022. For partially owned properties, amount represents BXP’s share based on its ownership percentage. See the Definitions and Reconciliations sections of this supplemental package starting on page 52.
6Investment to Date includes all related costs incurred prior to the contribution of the property by the Company to the joint venture on December 15, 2021 totaling approximately $107 million and the Company’s proportionate share of the loan. The Company’s joint venture partners will fund required capital until their aggregate investment is approximately 58% of all capital contributions; thereafter, the joint venture partners will fund required capital according to their percentage interests.
7Estimated total investment represents the costs to complete Building A, a 389,500 square foot building, and Building A’s proportionate share of land and garage costs. In conjunction with the construction of Building A, garage and site work will be completed for Phase II, which will support approximately 700,000 square feet of development in two office buildings, budgeted to be an incremental $141 million.
8Total percentage leased excludes Other.

Q1 2022
Land parcels and purchase options
as of March 31, 2022

OWNED LAND PARCELS

Location	Approximate Developable Square Feet [1]
Reston, VA [2]	2,938,000
San Jose, CA [3]	2,199,000
New York, NY (25% Ownership)	2,000,000
Princeton, NJ	1,650,000
San Francisco, CA	850,000
San Jose, CA (55% Ownership)	698,000
Santa Clara, CA	632,000
Washington, DC (50% ownership)	520,000
South San Francisco, CA (50% Ownership)	451,000
Springfield, VA	422,000
Waltham, MA	365,000
Dulles, VA	310,000
El Segundo, CA (50% Ownership)	275,000
Rockville, MD 3, 4	202,000
Total	13,512,000

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

Location	Approximate Developable Square Feet [1]
Cambridge, MA	1,400,000
Boston, MA	1,300,000
Waltham, MA 5	1,200,000
Total	3,900,000

__________________
1Represents 100% of consolidated and unconsolidated projects.
2During the fourth quarter of 2020, a ground lease commenced with a hotel developer to lease approximately 200,000 square feet from the Company. Construction is contingent on the developer’s ability to obtain construction financing.
3Excludes the existing square footage at in-service properties being held for future re-development as listed and noted on pages 20-23.
4Includes three buildings that are currently vacant at Shady Grove Innovation District in Rockville, Maryland. The Company intends to reposition these three vacant buildings, totaling 202,000 square feet, to support life science uses. These three buildings are not included in the Company’s in-service portfolio.
5The Company expects to be a 50% partner in the future development of these sites.

Q1 2022
Leasing activity
for the three months ended March 31, 2022

ALL IN-SERVICE PROPERTIES

Net (increase)/decrease in available space (SF)	Total
Vacant space available at the beginning of the period	5,340,029
Less:
Property dispositions/properties taken out of service [1]	95,180
Add:
Properties placed (and partially placed) in-service [2]	410,690
Leases expiring or terminated during the period	1,097,803
Total space available for lease	6,753,342

1st generation leases	552,730
2nd generation leases with new tenants	687,656
2nd generation lease renewals	369,418
Total space leased	1,609,804

Vacant space available for lease at the end of the period	5,143,538
Net (increase)/decrease in available space	196,491

Second generation leasing information: [3]
Leases commencing during the period (SF)	1,057,074
Weighted average lease term (months)	71
Weighted average free rent period (days)	135
Total transaction costs per square foot [4]	$54.99
Increase (decrease) in gross rents [5]	(2.36)%
Increase (decrease) in net rents [6]	(4.34)%

	All leases (SF)			Incr (decr) in 2nd generation cash rents		Total square feet of leases executed in the quarter [8]
	1st generation	2nd generation	total [7]	gross [5]	net [6]
Boston	140,944	227,829	368,773	5.53%	7.72%	350,767
Los Angeles	—	79,996	79,996	0.69%	1.04%	12,306
New York	—	267,169	267,169	(10.14)%	(20.12)%	434,340
San Francisco	—	181,943	181,943	6.07%	8.18%	199,268
Seattle	—	3,397	3,397	—	—	—
Washington, DC	411,786	296,740	708,526	(1.98)%	(2.19)%	182,911
Total / Weighted Average	552,730	1,057,074	1,609,804	(2.36)%	(4.34)%	1,179,592

_____________
1Total square feet of properties taken out of service in Q1 2022 consists of 95,180 at 651 Gateway.
2Total square feet of properties placed (and partially placed) in-service in Q1 2022 consists of 410,690 at Reston Next.
3Second generation leases are defined as leases for space that had previously been leased by the Company. Of the 1,057,074 square feet of second generation leases that commenced in Q1 2022, leases for 735,157 square feet were signed in prior periods.
4Total transaction costs include tenant improvements and leasing commissions, but exclude free rent concessions.
5Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 734,025 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the tenant is not expected to occupy the space on a long-term basis.
6Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 734,025 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the tenant is not expected to occupy the space on a long-term basis.
7Represents leases for which rental revenue recognition commenced in accordance with GAAP during the quarter.
8Represents leases executed in the quarter for which the Company either (1) commenced rental revenue recognition in such quarter or (2) will commence rental revenue recognition in subsequent quarters, in accordance with GAAP, and includes leases at properties currently under development. The total square feet of leases executed in the current quarter for which the Company recognized rental revenue in the current quarter is 321,917.

Q1 2022
Portfolio overview
for the three months ended March 31, 2022
(dollars in thousands)

Rentable square footage of in-service properties by location and unit type 1, 2

	Office	Retail	Residential	Hotel	Total
Boston	14,099,481	1,056,365	550,114	330,000	16,035,960
Los Angeles	2,183,318	126,377	—	—	2,309,695
New York	11,334,521	417,849	—	—	11,752,370
San Francisco	6,994,229	351,284	318,171	—	7,663,684
Seattle	748,462	18,761	—	—	767,223
Washington, DC	9,016,767	672,330	822,436	—	10,511,533
Total	44,376,778	2,642,966	1,690,721	330,000	49,040,465
% of Total	90.49%	5.39%	3.45%	0.67%	100.00%

Rental revenue of in-service properties by unit type 1

	Office	Retail	Residential	Hotel [3]	Total
Consolidated	$674,058	$53,573	$12,323	$4,457	$744,411
Less:
Partners’ share from consolidated joint ventures [4]	68,293	8,856	—	—	77,149
Add:
BXP’s share from unconsolidated joint ventures [5]	52,200	3,410	2,444	—	58,054
BXP’s Share of Rental revenue [1]	$657,965	$48,127	$14,767	$4,457	$725,316
% of Total	90.71%	6.64%	2.04%	0.61%	100.00%

Percentage of BXP’s Share of net operating income (NOI) (excluding termination income) by location 1, 6

	CBD	Suburban	Total
Boston	25.90%	7.06%	32.96%
Los Angeles	3.00%	—%	3.00%
New York	24.99%	2.24%	27.23%
San Francisco	17.79%	2.33%	20.12%
Seattle	0.43%	—%	0.43%
Washington, DC	4.81%	11.45%	16.26%
Total	76.92%	23.08%	100.00%

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.
2Includes 100% of the rentable square footage of the Company’s In-Service Properties. For additional detail relating to the Company’s In-Service Properties, see pages 20-23.
3Excludes approximately $100 of revenue from retail tenants that is included in Retail.
4See page 59 for additional information.
5See page 61 for additional information.
6BXP’s Share of NOI (excluding termination income) is a non-GAAP financial measure. For a quantitative reconciliation of net income attributable to Boston Properties, Inc. to BXP’s Share of NOI (excluding termination income), see page 8.

Q1 2022
Residential and hotel performance
(dollars in thousands, except rental rates)

RESULTS OF OPERATIONS

	Residential [1]		Hotel
	Three Months Ended		Three Months Ended
	31-Mar-22	31-Dec-21	31-Mar-22	31-Dec-21
Rental Revenue [2]	$12,966	$12,836	$4,557	$6,227
Less: Operating expenses and real estate taxes	6,432	6,344	4,840	5,005
Net Operating Income (NOI) [2]	6,534	6,492	(283)	1,222
Add: BXP’s share of NOI from unconsolidated joint ventures	1,647	1,288	N/A	N/A
BXP’s Share of NOI [2]	$8,181	$7,780	$(283)	$1,222

Rental Revenue [2]	$12,966	$12,836	$4,557	$6,227
Less: Straight line rent and fair value lease revenue	54	(26)	2	5
Add: Lease transaction costs that qualify as rent inducements	—	—	—	—
Subtotal	12,912	12,862	4,555	6,222
Less: Operating expenses and real estate taxes	6,432	6,344	4,840	5,005
NOI - cash basis [2]	6,480	6,518	(285)	1,217
Add: BXP’s share of NOI-cash from unconsolidated joint ventures	1,647	1,288	N/A	N/A
BXP’s Share of NOI - cash basis [2]	$8,127	$7,806	$(285)	$1,217

RENTAL RATES AND OCCUPANCY - Year-over-Year

	Residential Units	Three Months Ended		Percent Change
		31-Mar-22	31-Mar-21
BOSTON

Hub50House (50% ownership), Boston, MA [2]	440
Average Monthly Rental Rate		$3,890	$3,260	19.33%
Average Rental Rate Per Occupied Square Foot		$5.42	$4.52	19.91%
Average Physical Occupancy		94.09%	56.82%	65.59%
Average Economic Occupancy		92.20%	49.78%	85.21%

Proto Kendall Square, Cambridge, MA [2,3]	280
Average Monthly Rental Rate		$2,743	$2,585	6.11%
Average Rental Rate Per Occupied Square Foot		$5.04	$4.78	5.44%
Average Physical Occupancy		93.57%	90.36%	3.55%
Average Economic Occupancy		93.14%	88.81%	4.88%

The Lofts at Atlantic Wharf, Boston, MA [2,3]	86
Average Monthly Rental Rate		$3,933	$3,474	13.21%
Average Rental Rate Per Occupied Square Foot		$4.36	$3.99	9.27%
Average Physical Occupancy		96.12%	87.60%	9.73%
Average Economic Occupancy		95.61%	84.00%	13.82%

Boston Marriott Cambridge (437 rooms), Cambridge, MA 3	N/A
Average Occupancy		40.40%	10.90%	270.64%
Average Daily Rate		$266.10	$123.11	116.15%
Revenue Per Available Room		$91.38	$13.43	580.42%

SAN FRANCISCO

The Skylyne, Oakland, CA [2,4]	402
Average Monthly Rental Rate		$3,342	$2,953	13.17%
Average Rental Rate Per Occupied Square Foot		$4.03	$3.55	13.52%
Average Physical Occupancy		71.48%	15.84%	351.26%
Average Economic Occupancy		68.59%	9.08%	655.40%

Q1 2022
Residential and hotel performance (continued)

RENTAL RATES AND OCCUPANCY - Year-over-Year

	Residential Units	Three Months Ended		Percent Change
		31-Mar-22	31-Mar-21
WASHINGTON, DC

Signature at Reston, Reston, VA [2,3]	508
Average Monthly Rental Rate		$2,580	$2,265	13.91%
Average Rental Rate Per Occupied Square Foot		$2.66	$2.36	12.71%
Average Physical Occupancy		94.16%	80.05%	17.63%
Average Economic Occupancy		93.50%	75.56%	23.74%

The Avant at Reston Town Center, Reston, VA [2,3]	359
Average Monthly Rental Rate		$2,340	$2,287	2.32%
Average Rental Rate Per Occupied Square Foot		$2.55	$2.51	1.59%
Average Physical Occupancy		94.15%	91.36%	3.05%
Average Economic Occupancy		94.02%	90.17%	4.27%

Total In-Service Residential Units	2,075

_____________
1Includes retail space.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.
3Excludes retail space.
4This property was completed and fully placed in-service on August 15, 2020 and is in its initial lease-up period with expected stabilization in the third quarter of 2022.

Q1 2022
In-service property listing

as of March 31, 2022
	Sub Market	Number of Buildings	Square Feet	Leased % [1]	Annualized Rental Obligations Per Leased SF [2]
BOSTON
Office
200 Clarendon Street	CBD Boston MA	1	1,768,775	97.2%	$76.50
100 Federal Street (55% ownership)	CBD Boston MA	1	1,236,649	98.1%	68.12
800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,197,745	90.9%	69.44
111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	860,456	93.4%	74.25
Atlantic Wharf Office (55% ownership)	CBD Boston MA	1	793,819	99.8%	83.02
100 Causeway Street (50% ownership) [3,4]	CBD Boston MA	1	633,819	89.2%	70.69
Prudential Center (retail shops) [5,6]	CBD Boston MA	1	597,478	76.3%	98.49
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	506,476	100.0%	58.09
The Hub on Causeway - Podium (50% ownership) [3]	CBD Boston MA	1	382,497	80.3%	72.56
888 Boylston Street - The Prudential Center	CBD Boston MA	1	363,320	100.0%	78.90
Star Market at the Prudential Center [5]	CBD Boston MA	1	57,236	100.0%	61.36
Subtotal		11	8,398,270	93.7%	$74.23

145 Broadway	East Cambridge MA	1	490,086	99.1%	$87.81
355 Main Street	East Cambridge MA	1	259,640	99.3%	79.85
90 Broadway	East Cambridge MA	1	223,771	98.1%	75.34
255 Main Street	East Cambridge MA	1	215,394	97.5%	91.35
300 Binney Street	East Cambridge MA	1	195,191	100.0%	60.03
150 Broadway	East Cambridge MA	1	177,226	100.0%	84.14
105 Broadway	East Cambridge MA	1	152,664	100.0%	71.33
250 Binney Street	East Cambridge MA	1	67,362	100.0%	48.55
University Place	Mid-Cambridge MA	1	195,282	100.0%	55.47
Subtotal		9	1,976,616	99.2%	$76.79

Bay Colony Corporate Center	Route 128 Mass Turnpike MA	4	993,110	72.0%	$45.53
Reservoir Place	Route 128 Mass Turnpike MA	1	527,029	79.1%	39.31
140 Kendrick Street	Route 128 Mass Turnpike MA	3	388,193	87.9%	43.89
Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,995	100.0%	57.64
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	301,611	88.1%	40.28
230 CityPoint	Route 128 Mass Turnpike MA	1	296,720	95.6%	43.73
200 West Street [4]	Route 128 Mass Turnpike MA	1	273,365	84.1%	67.49
10 CityPoint	Route 128 Mass Turnpike MA	1	241,203	98.1%	53.39
20 CityPoint	Route 128 Mass Turnpike MA	1	211,476	98.9%	54.64
77 CityPoint	Route 128 Mass Turnpike MA	1	209,711	98.3%	54.72
890 Winter Street	Route 128 Mass Turnpike MA	1	177,902	58.0%	45.68
153 & 211 Second Avenue [4]	Route 128 Mass Turnpike MA	2	136,882	100.0%	55.56
1265 Main Street (50% ownership) [3]	Route 128 Mass Turnpike MA	1	114,969	100.0%	44.52
Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%	46.12
The Point [5]	Route 128 Mass Turnpike MA	1	16,300	100.0%	57.18
Lexington Office Park [7]	Route 128 Northwest MA	2	166,779	51.9%	29.49
33 Hayden Avenue	Route 128 Northwest MA	1	80,876	100.0%	67.45
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	28.71
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	63.75
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	46.46
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	50.30
Subtotal		28	4,752,557	85.4%	$48.48

Boston Office Total:		48	15,127,443	91.8%	$67.03

Residential
Hub50House (440 units) (50% ownership) [3]	CBD Boston MA	1	320,444
The Lofts at Atlantic Wharf (86 units)	CBD Boston MA	1	87,096
Proto Kendall Square (280 units)	East Cambridge MA	1	166,717
Boston Residential Total:		3	574,257

Q1 2022
In-service property listing (continued)

as of March 31, 2022
	Sub Market	Number of Buildings	Square Feet	Leased % [1]	Annualized Rental Obligations Per Leased SF [2]
BOSTON (continued)
Hotel
Boston Marriott Cambridge (437 rooms)	East Cambridge MA	1	334,260
Boston Hotel Total:		1	334,260

Boston Total:		52	16,035,960

LOS ANGELES
Office
Colorado Center (50% ownership) [3]	West Los Angeles CA	6	1,130,605	87.8%	$69.81
Santa Monica Business Park (55% ownership) [3]	West Los Angeles CA	14	1,104,686	89.0%	67.36
Santa Monica Business Park Retail (55% ownership) [3,5]	West Los Angeles CA	7	74,404	90.1%	73.56
Subtotal		27	2,309,695	88.4%	$68.76

Los Angeles Total:		27	2,309,695	88.4%	$68.76

NEW YORK
Office
767 Fifth Avenue (The GM Building) (60% ownership)	Plaza District NY	1	1,962,118	90.0%	$159.81
601 Lexington Avenue (55% ownership) [4]	Park Avenue NY	1	1,671,749	95.8%	100.23
399 Park Avenue	Park Avenue NY	1	1,577,544	96.8%	98.62
599 Lexington Avenue	Park Avenue NY	1	1,062,708	100.0%	93.37
Times Square Tower (55% ownership)	Times Square NY	1	1,225,448	85.7%	80.02
250 West 55th Street	Times Square / West Side NY	1	966,979	98.7%	101.13
Dock 72 (50% ownership) [3]	Brooklyn NY	1	668,625	33.1%	60.83
510 Madison Avenue	Fifth/Madison Avenue NY	1	353,800	93.8%	135.92
Subtotal		8	9,488,971	89.7%	$109.42

510 Carnegie Center	Princeton NJ	1	234,160	10.2%	$37.53
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	35.33
210 Carnegie Center	Princeton NJ	1	159,468	79.2%	37.74
212 Carnegie Center	Princeton NJ	1	151,355	78.0%	39.30
214 Carnegie Center	Princeton NJ	1	146,799	65.9%	36.36
506 Carnegie Center	Princeton NJ	1	138,616	68.4%	38.12
508 Carnegie Center	Princeton NJ	1	134,433	100.0%	41.39
202 Carnegie Center	Princeton NJ	1	134,068	88.5%	40.66
804 Carnegie Center	Princeton NJ	1	130,000	100.0%	41.19
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	34.32
101 Carnegie Center	Princeton NJ	1	121,620	95.3%	38.54
502 Carnegie Center	Princeton NJ	1	121,460	96.2%	39.06
701 Carnegie Center	Princeton NJ	1	120,000	100.0%	43.27
104 Carnegie Center	Princeton NJ	1	102,930	63.6%	38.89
103 Carnegie Center	Princeton NJ	1	96,331	73.5%	35.27
105 Carnegie Center	Princeton NJ	1	69,955	50.2%	35.42
302 Carnegie Center	Princeton NJ	1	64,926	100.0%	35.37
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	36.96
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	33.44
Subtotal		18	2,263,399	78.2%	$38.34

New York Total:		26	11,752,370	87.5%	$97.19

SAN FRANCISCO
Office
Salesforce Tower	CBD San Francisco CA	1	1,420,682	100.0%	$107.67
Embarcadero Center Four	CBD San Francisco CA	1	940,667	91.8%	87.16
Embarcadero Center One	CBD San Francisco CA	1	831,925	79.4%	83.30
Embarcadero Center Two	CBD San Francisco CA	1	801,378	87.0%	81.86
Embarcadero Center Three	CBD San Francisco CA	1	786,864	86.6%	85.66
680 Folsom Street	CBD San Francisco CA	2	524,793	99.1%	72.97

Q1 2022
In-service property listing (continued)

as of March 31, 2022
	Sub Market	Number of Buildings	Square Feet	Leased % [1]	Annualized Rental Obligations Per Leased SF [2]
SAN FRANCISCO (continued)
535 Mission Street	CBD San Francisco CA	1	307,235	90.1%	89.78
690 Folsom Street	CBD San Francisco CA	1	26,080	100.0%	66.89
Subtotal		9	5,639,624	91.2%	$90.04

Gateway Commons (50% ownership) [3,8]	South San Francisco CA	5	787,755	80.2%	$61.35
Mountain View Research Park	Mountain View CA	15	542,264	71.0%	70.34
2440 West El Camino Real	Mountain View CA	1	142,789	100.0%	88.49
453 Ravendale Drive	Mountain View CA	1	29,620	75.0%	49.66
North First Business Park [7]	San Jose CA	5	190,636	58.3%	22.68
Subtotal		27	1,693,064	76.4%	$63.54

San Francisco Office Total:		36	7,332,688	87.8%	$84.70

Residential
The Skylyne (402 units)	CBD Oakland CA	1	330,996
San Francisco Residential Total:		1	330,996

San Francisco Total:		37	7,663,684

SEATTLE
Office
Safeco Plaza (33.67% ownership) [3,4]	CBD Seattle WA	1	767,223	87.7%	$44.15
Subtotal		1	767,223	87.7%	$44.15

Seattle Total:		1	767,223	87.7%	$44.15

WASHINGTON, DC
Office
Metropolitan Square (20% ownership) [3]	East End Washington DC	1	657,481	65.6%	$69.05
901 New York Avenue (25% ownership) [3]	East End Washington DC	1	541,743	73.5%	68.15
601 Massachusetts Avenue	East End Washington DC	1	478,667	98.9%	85.83
Market Square North (50% ownership) [3]	East End Washington DC	1	417,982	76.1%	70.85
2200 Pennsylvania Avenue	CBD Washington DC	1	459,667	97.3%	95.55
1330 Connecticut Avenue	CBD Washington DC	1	253,579	91.5%	71.01
Sumner Square	CBD Washington DC	1	209,556	94.8%	55.54
500 North Capitol Street, N.W. (30% ownership) [3]	Capitol Hill Washington DC	1	230,900	98.5%	81.25
Capital Gallery	Southwest Washington DC	1	176,809	97.1%	53.26
Subtotal		9	3,426,384	84.6%	$75.05

South of Market	Reston VA	3	623,250	99.6%	$54.60
Fountain Square	Reston VA	2	525,073	83.6%	49.89
One Freedom Square	Reston VA	1	428,401	83.8%	45.15
Two Freedom Square	Reston VA	1	423,222	100.0%	48.15
One and Two Discovery Square	Reston VA	2	366,989	99.0%	52.49
One Reston Overlook	Reston VA	1	319,519	97.8%	46.76
17Fifty Presidents Street	Reston VA	1	275,809	100.0%	67.18
Reston Corporate Center	Reston VA	1	261,046	100.0%	47.20
Democracy Tower	Reston VA	2	259,441	97.7%	63.07
Fountain Square Retail [5]	Reston VA	1	198,573	79.5%	45.10
Two Reston Overlook	Reston VA	1	134,615	100.0%	49.84
Subtotal		16	3,815,938	94.3%	$51.86

7750 Wisconsin Avenue (50% ownership) [3,4]	Bethesda/Chevy Chase MD	1	733,483	100.0%	$38.00
Wisconsin Place Office	Montgomery County MD	1	299,248	87.6%	57.95
Shady Grove Innovation District [4,7]	North Rockville MD	4	232,278	65.2%	18.07
Kingstowne Two	Springfield VA	1	155,995	83.7%	39.08
Kingstowne One	Springfield VA	1	153,401	53.5%	39.11
7601 Boston Boulevard	Springfield VA	1	108,286	100.0%	33.15

Q1 2022
In-service property listing (continued)

as of March 31, 2022
	Sub Market	Number of Buildings	Square Feet	Leased % [1]		Annualized Rental Obligations Per Leased SF [2]
WASHINGTON, DC (continued)
7435 Boston Boulevard	Springfield VA	1	103,557	43.7%		22.93
8000 Grainger Court	Springfield VA	1	88,775	81.0%		13.25
Kingstowne Retail [5]	Springfield VA	1	88,228	96.9%		47.17
7500 Boston Boulevard	Springfield VA	1	79,971	100.0%		19.08
7501 Boston Boulevard	Springfield VA	1	75,756	—%		—
7450 Boston Boulevard	Springfield VA	1	62,402	100.0%		18.33
7374 Boston Boulevard	Springfield VA	1	57,321	100.0%		19.00
8000 Corporate Court	Springfield VA	1	52,539	100.0%		16.87
7451 Boston Boulevard	Springfield VA	1	45,949	65.3%		21.60
7300 Boston Boulevard	Springfield VA	1	32,000	100.0%		24.14
7375 Boston Boulevard	Springfield VA	1	26,865	31.5%		25.20
Subtotal		20	2,396,054	83.2%		$35.13

Washington, DC Office Total:		45	9,638,376	88.1%		$55.80

Residential
Signature at Reston (508 units)	Reston VA	1	517,783
The Avant at Reston Town Center (359 units)	Reston VA	1	355,374
Washington, DC Residential Total:		2	873,157

Washington, DC Total:		47	10,511,533

Total In-Service Properties:		190	49,040,465	89.1%	[9]	$74.61	[9]

_____________
1Represents signed leases for which revenue recognition has commenced in accordance with GAAP.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.
3This is an unconsolidated joint venture property.
4Not included in the Same Property analysis. The Company’s One Five Nine East 53rd Street development project, the low-rise portion of 601 Lexington Avenue, was fully placed in-service in February 2021 and excluded from the Company’s Same Property analysis.
5This is a retail property.
6Includes 145,849 square feet at Prudential Center (retail shops) of leases terminated by the Company where the tenant still occupies the space.
7Property held for redevelopment.
8In January 2022, 651 Gateway was taken out of service and placed in redevelopment. For additional detail, see page 14.
9Excludes Hotel and Residential properties. For additional detail, see pages 18-19.

Q1 2022
Top 20 tenants listing and portfolio tenant diversification
as of March 31, 2022
TOP 20 TENANTS

No.	Tenant	BXP’s Share of Annualized Rental Obligations [1]	Weighted Average Remaining Lease Term (years) [2]
1	salesforce.com	3.56%	9.8
2	Arnold & Porter Kaye Scholer	2.55%	12.1
3	Akamai Technologies	2.19%	12.6
4	Biogen	1.77%	4.6
5	Shearman & Sterling	1.57%	11.7
6	Kirkland & Ellis	1.52%	15.6
7	Ropes & Gray	1.51%	8.1
8	Google	1.38%	15.4
9	WeWork	1.38%	11.4
10	Microsoft	1.30%	10.0
11	Millennium Management	1.20%	8.8
12	Weil Gotshal & Manges	1.16%	12.1
13	Wellington Management	1.14%	11.0
14	Aramis (Estee Lauder)	1.00%	15.4
15	Fannie Mae	0.98%	15.4
16	Morrison & Foerster	0.90%	8.5
17	Snap	0.86%	3.8
18	O'Melveny & Myers	0.86%	2.7
19	Mass Financial Services	0.86%	5.9
20	Bank of America	0.86%	13.3
	BXP’s Share of Annualized Rental Obligations	28.56%
	BXP’s Share of Square Feet [1]	23.18%
	Weighted Average Remaining Lease Term (years)		10.6

NOTABLE SIGNED DEALS 3

Tenant	Property	Square Feet
AstraZeneca [4]	290 Binney Street [4]	570,000
Google	325 Main Street	379,000
Wilmer Cutler Pickering Hale	2100 Pennsylvania Avenue	268,000
Genentech	751 Gateway	229,000
Volkswagen Group of America	Reston Next	196,000
TENANT DIVERSIFICATION 2

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.
2Based on BXP’s Share of Annualized Rental Obligations.
3Represents leases signed with occupancy commencing in the future. The number of square feet is an estimate.
4As of April 27, 2022. 290 Binney Street is a future development project in Cambridge, MA. The lease and the commencement of development are subject to various conditions, some of which are not within BXP’s control.

Q1 2022
Occupancy by location
as of March 31, 2022

TOTAL IN-SERVICE OFFICE PROPERTIES 1 - Quarter-over-Quarter

	CBD		Suburban		Total
Location	31-Mar-22	31-Dec-21	31-Mar-22	31-Dec-21	31-Mar-22	31-Dec-21
Boston	94.8%	94.7%	85.4%	84.1%	91.8%	91.4%
Los Angeles	88.4%	88.8%	—%	—%	88.4%	88.8%
New York	89.7%	89.9%	78.2%	78.1%	87.5%	87.6%
San Francisco	91.2%	92.1%	76.4%	73.5%	87.8%	87.3%
Seattle	87.7%	90.9%	—%	—%	87.7%	90.9%
Washington, DC	84.6%	84.8%	90.0%	88.5%	88.1%	87.2%
Total Portfolio	90.9%	91.2%	85.2%	83.6%	89.1%	88.8%

SAME PROPERTY OFFICE PROPERTIES 1, 2 - Year-over-Year

	CBD		Suburban		Total
Location	31-Mar-22	31-Mar-21	31-Mar-22	31-Mar-21	31-Mar-22	31-Mar-21
Boston	95.1%	96.1%	84.5%	87.6%	91.8%	93.4%
Los Angeles	88.4%	82.2%	—%	—%	88.4%	82.2%
New York	89.7%	89.5%	78.2%	75.8%	87.4%	86.8%
San Francisco	91.2%	93.0%	76.4%	76.7%	87.8%	89.2%
Seattle	—%	—%	—%	—%	—%	—%
Washington, DC	84.6%	83.4%	89.8%	87.2%	87.7%	85.7%
Total Portfolio	91.0%	91.0%	84.5%	84.1%	89.0%	88.9%

_____________
1Represents signed leases for which revenue recognition has commenced in accordance with GAAP. Includes 100% of joint venture properties. Does not include residential units and hotel.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.

Q1 2022
Capital structure
(in thousands, except percentages)

CONSOLIDATED DEBT

Aggregate Principal
Mortgage Notes Payable	$3,300,000
Unsecured Line of Credit	255,000
Unsecured Senior Notes, at face value	9,550,000
Outstanding Principal	13,105,000
Discount on Unsecured Senior Notes	(15,835)
Deferred Financing Costs, Net	(79,041)
Consolidated Debt	$13,010,124
MORTGAGE NOTES PAYABLE

		Interest Rate
Property	Maturity Date	GAAP	Stated	Outstanding Principal
601 Lexington Avenue (55% ownership)	January 9, 2032	2.93%	2.79%	$1,000,000
767 Fifth Avenue (The GM Building) (60% ownership)	June 9, 2027	3.64%	3.43%	2,300,000
Total				$3,300,000
BOSTON PROPERTIES LIMITED PARTNERSHIP UNSECURED SENIOR NOTES 1

	Maturity Date	Effective Yield (on issue date)	Coupon	Outstanding Principal
10.5 Year Unsecured Senior Notes	September 1, 2023	3.28%	3.13%	$500,000
10.5 Year Unsecured Senior Notes	February 1, 2024	3.92%	3.80%	700,000
7 Year Unsecured Senior Notes	January 15, 2025	3.35%	3.20%	850,000
10 Year Unsecured Senior Notes	February 1, 2026	3.77%	3.65%	1,000,000
10 Year Unsecured Senior Notes	October 1, 2026	3.50%	2.75%	1,000,000
10 Year Unsecured Senior Notes (“green bonds”)	December 1, 2028	4.63%	4.50%	1,000,000
10 Year Unsecured Senior Notes (“green bonds”)	June 21, 2029	3.51%	3.40%	850,000
10.5 Year Unsecured Senior Notes	March 15, 2030	2.98%	2.90%	700,000
10.75 Year Unsecured Senior Notes	January 30, 2031	3.34%	3.25%	1,250,000
11 Year Unsecured Senior Notes (“green bonds”)	April 1, 2032	2.67%	2.55%	850,000
12 Year Unsecured Senior Notes (“green bonds”)	October 1, 2033	2.52%	2.45%	850,000
				$9,550,000
CAPITALIZATION

	Shares/Units	Common Stock
	Outstanding	Equivalents	Equivalent Value [2]
Common Stock	156,712	156,712	$20,184,506
Common Operating Partnership Units	18,229	18,229	2,347,895
Total Equity		174,941	$22,532,401

Consolidated Debt (A)			$13,010,124
Add: BXP’s share of unconsolidated joint venture debt [3]			1,425,290
Less: Partners’ share of consolidated debt [4]			1,356,905
BXP’s Share of Debt [5] (B)			$13,078,509

Consolidated Market Capitalization (C)			$35,542,525
BXP’s Share of Market Capitalization [5] (D)			$35,610,910
Consolidated Debt/Consolidated Market Capitalization (A÷C)			36.60%
BXP’s Share of Debt/BXP’s Share of Market Capitalization [5] (B÷D)			36.73%

_____________
1All unsecured senior notes are rated BBB+ (stable), and Baa1 (stable) by S&P and Moody’s, respectively.
2Values are based on the March 31, 2022 closing price of $128.80 per share of BXP common stock.
3Amount is calculated based on the Company’s percentage ownership interest in the unconsolidated joint venture entities. For additional detail, see page 33.
4Amount is calculated based on the outside partners’ percentage ownership interest in the consolidated joint venture entities. For additional detail, see page 31.
5See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.

Q1 2022
Debt analysis [1]
as of March 31, 2022
(dollars in thousands)

UNSECURED CREDIT FACILITY - MATURES JUNE 15, 2026

	Facility	Outstanding at March 31, 2022	Letters of Credit	Remaining Capacity at March 31, 2022
Unsecured Line of Credit	$1,500,000	$255,000	$6,348	$1,238,652

UNSECURED AND SECURED DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [2]	Maturity (years)
Unsecured Debt	74.88%	3.29%	3.37%	6.3
Secured Debt	25.12%	3.24%	3.42%	6.6
Consolidated Debt	100.00%	3.28%	3.39%	6.3

FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [2]	Maturity (years)
Floating Rate Debt	1.96%	1.02%	1.13%	4.2
Fixed Rate Debt	98.04%	3.32%	3.43%	6.4
Consolidated Debt	100.00%	3.28%	3.39%	6.3

_____________
1Excludes unconsolidated joint ventures. For information on BXP’s share of unconsolidated joint venture debt, see page 33.
2The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges and the effects of hedging transactions.

Q1 2022
Senior unsecured debt covenant compliance ratios
In the fourth quarter of 2002, the Company’s Operating Partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented from time to time (the “Indenture”), which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the Indenture.
This section presents such ratios as of March 31, 2022 to show that the Company’s Operating Partnership was in compliance with the terms of the Indenture, which has been filed with the SEC. Management is not presenting these ratios for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the Indenture.

COVENANT RATIOS AND RELATED DATA

		Senior Notes Issued Prior to December 4, 2017	Senior Notes Issued On or After December 4, 2017
	Test	Actual
Total Outstanding Debt/Total Assets [1]	Less than 60%	46.3%	43.0%
Secured Debt/Total Assets	Less than 50%	15.6%	14.5%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	4.35	4.35
Unencumbered Assets/ Unsecured Debt	Greater than 150%	247.4%	271.4%

_____________
1Capitalized Property Value for senior notes issued prior to December 4, 2017 is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized property value for senior notes issued on or after December 4, 2017 is determined for each property and is the greater of (x) annualized EBITDA capitalized at 7.0% and (y) the undepreciated book value as determined under GAAP.

Q1 2022
Net Debt to EBITDAre
(dollars in thousands)

Reconciliation of BXP’s Share of EBITDAre and BXP’s Share of EBITDAre – cash 1

	Three Months Ended
	31-Mar-22	31-Dec-21
Net income attributable to Boston Properties, Inc.	$143,047	$184,537
Add:
Noncontrolling interest - common units of the Operating Partnership	16,361	20,544
Noncontrolling interest in property partnerships	17,549	18,204
Net income	176,957	223,285
Add:
Interest expense	101,228	103,331
Losses from early extinguishments of debt	—	44,284
Depreciation and amortization expense	177,624	177,521
Less:
Gains on sales of real estate	22,701	115,556
Income (loss) from unconsolidated joint ventures	2,189	(825)
Add:
BXP’s share of EBITDAre from unconsolidated joint ventures [2]	37,744	32,724
EBITDAre [1]	468,663	466,414
Less:
Partners’ share of EBITDAre from consolidated joint ventures [3]	46,946	47,673
BXP’s Share of EBITDAre [1] (A)	421,717	418,741
Add:
Stock-based compensation expense	20,914	7,466
BXP’s Share of straight-line ground rent expense adjustment [1]	889	877
BXP’s Share of lease transaction costs that qualify as rent inducements [1]	(1,769)	3,408
Less:
BXP’s Share of straight-line rent [1]	35,103	30,129
BXP’s Share of fair value lease revenue [1]	2,185	2,058
Non-cash losses from early extinguishments of debt	—	1,433
BXP’s Share of EBITDAre – cash [1]	$404,463	$396,872

BXP’s Share of EBITDAre (Annualized) [4] (A x 4)	$1,686,868	$1,674,964

Reconciliation of BXP’s Share of Net Debt 1

	31-Mar-22	31-Dec-21
Consolidated debt	$13,010,124	$12,896,609
Add:
Special dividend payable	—	—
Less:
Cash and cash equivalents	436,271	452,692
Cash held in escrow for 1031 exchange	—	—
Net debt [1]	12,573,853	12,443,917
Add:
BXP’s share of unconsolidated joint venture debt [2]	1,425,290	1,383,887
Partners’ share of cash and cash equivalents from consolidated joint ventures	113,172	127,413
Less:
BXP’s share of cash and cash equivalents from unconsolidated joint ventures	99,379	102,942
Partners’ share of consolidated joint venture debt [3]	1,356,905	1,356,579
BXP’s Share of Net Debt [1] (B)	$12,656,031	$12,495,696

BXP’s Share of Net Debt to BXP’s Share of EBITDAre (Annualized) [B ÷ (A x 4)]	7.50	7.46

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.
2For disclosures related to the calculation of BXP’s share from unconsolidated joint ventures for the three months ended March 31, 2022, see pages 33 and 60.
3For disclosures related to the calculation of Partners’ share from consolidated joint ventures for the three months ended March 31, 2022, see pages 31 and 58.
4BXP’s Share of EBITDAre (Annualized) is calculated as the product of such amount for the quarter multiplied by four (4).

Q1 2022
Debt ratios
(in thousands, except for ratio amounts)

INTEREST COVERAGE RATIO 1

	Three Months Ended
	31-Mar-22	31-Dec-21
BXP’s Share of interest expense [1]	$102,730	$104,492
Less:
BXP’s Share of hedge amortization [1]	1,446	1,446
BXP’s Share of amortization of financing costs [1]	3,952	3,805
Adjusted interest expense excluding capitalized interest (A)	97,332	99,241
Add:
BXP’s Share of capitalized interest [1]	15,009	14,246
Adjusted interest expense including capitalized interest (B)	$112,341	$113,487

BXP’s Share of EBITDAre – cash [1,2] (C)	$404,463	$396,872

Interest Coverage Ratio (excluding capitalized interest) (C÷A)	4.16	4.00
Interest Coverage Ratio (including capitalized interest) (C÷B)	3.60	3.50

FIXED CHARGE COVERAGE RATIO 1

	Three Months Ended
	31-Mar-22	31-Dec-21
BXP’s Share of interest expense [1]	$102,730	$104,492
Less:
BXP’s Share of hedge amortization [1]	1,446	1,446
BXP’s Share of amortization of financing costs [1]	3,952	3,805
Add:
BXP’s Share of capitalized interest [1]	15,009	14,246
BXP’s Share of maintenance capital expenditures [1]	9,848	27,743
Hotel improvements, equipment upgrades and replacements	36	57
Total Fixed Charges (A)	$122,225	$141,287

BXP’s Share of EBITDAre – cash [1,2] (B)	$404,463	$396,872
Fixed Charge Coverage Ratio (B÷A)	3.31	2.81

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.
2For a qualitative reconciliation of BXP’s Share of EBITDAre – cash, see page 29.

Q1 2022
Consolidated joint ventures
d
as of March 31, 2022
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

			Norges Joint Ventures [1]
			Times Square Tower
			601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue		100 Federal Street	Total Consolidated
ASSETS	(The GM Building) [1]		Atlantic Wharf Office	Joint Ventures

Real estate, net	$3,191,090		$2,264,006	$5,455,096
Cash and cash equivalents	135,891		130,702	266,593
Other assets	290,297		365,602	655,899
Total assets	$3,617,278		$2,760,310	$6,377,588

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$2,281,859		$986,855	$3,268,714
Other liabilities	95,889		93,709	189,598
Total liabilities	2,377,748		1,080,564	3,458,312
Equity:
Boston Properties, Inc.	745,277		625,422	1,370,699
Noncontrolling interests	494,253		1,054,324	1,548,577	[2]
Total equity	1,239,530		1,679,746	2,919,276
Total liabilities and equity	$3,617,278		$2,760,310	$6,377,588

BXP’s nominal ownership percentage	60%		55%

Partners’ share of cash and cash equivalents [3]	$54,356		$58,816	$113,172

Partners’ share of consolidated debt [3]	$912,820	[4]	$444,085	$1,356,905

_____________
1Certain balances contain amounts that eliminate in consolidation.
2Amount excludes preferred shareholders’ capital of approximately $0.1 million.
3Amounts represent the partners’ share based on their respective ownership percentages.
4Amount adjusted for basis differentials.

Q1 2022
Consolidated joint ventures (continued)
for the three months ended March 31, 2022
(unaudited and dollars in thousands)

RESULTS OF OPERATIONS

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street	Total Consolidated
	(The GM Building)	Atlantic Wharf Office	Joint Ventures
Revenue
Lease [1]	$73,915	$101,768	$175,683
Straight-line rent	2,619	(315)	2,304
Fair value lease revenue	208	81	289
Termination income	—	492	492
Total lease revenue	76,742	102,026	178,768
Parking and other	—	1,200	1,200
Total rental revenue [2]	76,742	103,226	179,968
Expenses
Operating	28,829	37,888	66,717
Net Operating Income (NOI)	47,913	65,338	113,251

Other income (expense)
Development and management services revenue	—	3	3
Interest and other income	1	92	93
Interest expense	(20,841)	(7,577)	(28,418)
Depreciation and amortization expense	(16,901)	(22,867)	(39,768)
General and administrative expense	(138)	(108)	(246)
Total other income (expense)	(37,879)	(30,457)	(68,336)
Net income	$10,034	$34,881	$44,915

FUNDS FROM OPERATIONS (FFO)

BXP’s nominal ownership percentage	60%	55%

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street	Total Consolidated
Reconciliation of Partners’ share of FFO	(The GM Building)	Atlantic Wharf Office	Joint Ventures
Net income	$10,034	$34,881	$44,915
Add: Depreciation and amortization expense	16,901	22,867	39,768
Entity FFO	$26,935	$57,748	$84,683

Partners’ NCI [3]	$3,037	$14,512	$17,549
Partners’ share of depreciation and amortization expense after BXP’s basis differential [3]	7,101	10,552	17,653
Partners’ share FFO [3]	$10,138	$25,064	$35,202

Reconciliation of BXP’s share of FFO
BXP’s share of net income adjusted for partners’ NCI	$6,997	$20,369	$27,366
Depreciation and amortization expense - BXP’s basis difference	43	399	442
BXP’s share of depreciation and amortization expense	9,757	11,916	21,673
BXP’s share of FFO	$16,797	$32,684	$49,481
_____________
1 Lease revenue includes recoveries from tenants and service income from tenants.
2 See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.
3 Amounts represent the partners’ share based on their respective ownership percentages and are adjusted for basis differentials and the allocations of management and other fees and depreciation and amortization related to capitalized fees.

Q1 2022
Unconsolidated joint ventures [1]

as of March 31, 2022
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

	BXP’s Nominal Ownership		Mortgage/Mezzanine/Construction Loans Payable, Net		Interest Rate
Property		Net Equity		Maturity Date	Stated	GAAP [2]
Boston
The Hub on Causeway	50.00%	$—	$—	—	—%	—%
100 Causeway Street	50.00%	58,908	165,369	September 5, 2023	1.65%	1.86%
Podium	50.00%	49,741	86,957	September 6, 2023	2.49%	2.65%
Hub50House [3]	50.00%	47,977	88,213	April 19, 2022	2.22%	2.51%
Hotel Air Rights	50.00%	11,801	—	—	—%	—%
1265 Main Street	50.00%	3,256	17,993	January 1, 2032	3.77%	3.84%
Los Angeles
Santa Monica Business Park	55.00%	162,987	164,042	July 19, 2025	4.06%	4.24%
Colorado Center	50.00%	232,384	274,725	August 9, 2027	3.56%	3.58%
Beach Cities Media Center	50.00%	27,078	—	—	—%	—%
New York
Dock 72 [4]	50.00%	26,852	98,715	December 18, 2023	3.17%	3.39%
360 Park Avenue South [5]	42.21%	109,318	84,526	December 14, 2024	2.64%	3.09%
3 Hudson Boulevard [6]	25.00%	116,059	19,980	July 13, 2023	3.68%	3.76%
San Francisco
Platform 16	55.00%	117,806	—	—	—%	—%
Gateway Commons	50.00%	342,021	—	—	—%	—%
Seattle
Safeco Plaza	33.67%	72,362	83,669	September 1, 2026	2.38%	2.51%
Washington, DC
7750 Wisconsin Avenue (Marriott International Headquarters)	50.00%	63,944	111,033	April 26, 2023	1.38%	1.93%
1001 6th Street	50.00%	42,777	—	—	—%	—%
Market Square North	50.00%	(5,514)	62,128	November 10, 2025	2.80%	2.96%
Wisconsin Place Parking Facility	33.33%	33,351	—	—	—%	—%
500 North Capitol Street, N.W.	30.00%	(8,477)	31,479	June 6, 2023	4.15%	4.20%
901 New York Avenue	25.00%	(12,596)	53,782	January 5, 2025	3.61%	3.69%
Metropolitan Square	20.00%	(36,485)	82,679	April 9, 2024	3.06%	3.84%
		1,455,550
Investments with deficit balances reflected within Other Liabilities		63,072
Investments in Unconsolidated Joint Ventures		$1,518,622
Mortgage/Mezzanine/Construction Loans Payable, Net			$1,425,290

Q1 2022
Unconsolidated joint ventures (continued) [1]

FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rate	GAAP Rate [2]	Maturity (years)
Floating Rate Debt	61.97%	2.35%	2.67%	1.9
Fixed Rate Debt	38.03%	3.76%	3.84%	4.4
Total Debt	100.00%	2.88%	3.11%	2.8

_____________
1Amounts represent BXP’s share based on its ownership percentage.
2The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, which includes mortgage recording fees.
3 On April 18, 2022, the joint venture extended the loan maturity to June 19, 2022.
4 The property includes net equity balances from the amenity joint venture.
5 The Company’s partners will fund required capital until their aggregate investment is approximately 58% of all capital contributions; thereafter, the partners will fund required capital according to their percentage interests.
6 The Company has provided $80.0 million of mortgage financing to the joint venture. The loan has been reflected as Related Party Note Receivable, Net on the Company’s Consolidated Balance Sheets.

Q1 2022
Unconsolidated joint ventures (continued)
for the three months ended March 31, 2022
(unaudited and dollars in thousands)

RESULTS OF OPERATIONS 1

	Boston	Los Angeles		New York	San Francisco		Seattle	Washington, DC		Total Unconsolidated Joint Ventures
Revenue
Lease [2]	$18,986	$25,228		$3,599	$9,599		$7,212	$24,873		$89,497
Straight-line rent	5,826	9,796		54	1,503		550	7,270		24,999
Reinstatement of straight-line rent	2,004	307		—	—		—	207		2,518
Fair value lease revenue	—	289		—	38		1,156	—		1,483
Termination income	1,134	77		—	—		—	—		1,211
Total lease revenue	27,950	35,697		3,653	11,140		8,918	32,350		119,708
Parking and other	29	1,969		—	45		509	1,506		4,058
Total rental revenue [3]	27,979	37,666		3,653	11,185		9,427	33,856		123,766
Expenses
Operating	8,595	12,146		4,328	4,399		3,623	12,305		45,396
Net operating income/(loss)	19,384	25,520		(675)	6,786		5,804	21,551		78,370

Other income/(expense)
Development and management services revenue	—	—		575	145		—	—		720
Interest and other income	—	5		—	—		—	—		5
Interest expense	(4,096)	(11,742)		(2,558)	(3)		(1,571)	(10,403)		(30,373)
Depreciation and amortization expense	(9,618)	(12,664)		(2,756)	(5,310)		(4,773)	(9,543)		(44,664)
General and administrative expense	(30)	(13)		(159)	(7)		(2)	(34)		(245)
Loss from early extinguishment of debt	—	—		—	—		—	(1,327)		(1,327)
Total other income/(expense)	(13,744)	(24,414)		(4,898)	(5,175)		(6,346)	(21,307)		(75,884)
Net income/(loss)	$5,640	$1,106		$(5,573)	$1,611		$(542)	$244		$2,486

Reconciliation of BXP’s share of Funds from Operations (FFO)
BXP’s share of net income/(loss)	$2,818	$446		$(2,339)	$904		$(182)	$1,747	[4]	$3,394
Basis differential
Straight-line rent	$—	$91	[5]	$—	$7	[6]	$—	$—		$98
Fair value lease revenue	—	301	[5]	—	(219)	[6]	—	—		82
Termination income	—	—		—	—		—	—		—
Depreciation and amortization expense	(113)	(1,076)	[5]	374	(455)	[6]	—	(115)		(1,385)
Total basis differential [7]	(113)	(684)	[5]	374	(667)	[6]	—	(115)		(1,205)
Income/(loss) from unconsolidated joint ventures	2,705	(238)		(1,965)	237		(182)	1,632	[4]	2,189
Add:
BXP’s share of depreciation and amortization expense	4,922	7,778		1,004	3,145		1,607	3,588	[4]	22,044
BXP’s share of FFO	$7,627	$7,540		$(961)	$3,382		$1,425	$5,220		$24,233

_____________
1 For information on the properties included for each region and the Company’s percentage ownership in each property, see pages 20-23.
2 Lease revenue includes recoveries from tenants and service income from tenants.
3 See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.
4 Reflects the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement of 901 New York Avenue.
5 The Company’s purchase price allocation under ASC 805 for Colorado Center differs from the historical basis of the venture resulting in the majority of the basis differential for this region.
6 The Company’s purchase price allocation under ASC 805 for Gateway Commons differs from the historical basis of the venture resulting in the majority of the basis differential for this region.
7 Represents adjustments related to the carrying values and depreciation of certain of the Company’s investment in unconsolidated joint ventures.

Q1 2022
Lease expirations - All in-service properties[1,2,3]

as of March 31, 2022

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2022	1,978,046	1,821,213	111,170,183	61.04	111,874,926	61.43	4.76%	[4]
2023	2,311,845	1,963,690	131,079,407	66.75	133,344,794	67.91	5.14%
2024	3,717,469	3,299,929	211,626,490	64.13	214,608,169	65.03	8.63%
2025	2,660,958	2,454,089	161,138,079	65.66	167,284,544	68.17	6.42%
2026	3,210,115	2,665,884	199,061,060	74.67	213,097,560	79.94	6.97%
2027	2,129,266	1,880,260	130,513,509	69.41	140,738,325	74.85	4.92%
2028	3,032,996	2,381,694	179,351,059	75.30	198,128,474	83.19	6.23%
2029	2,902,069	2,525,602	173,286,591	68.61	198,520,545	78.60	6.61%
2030	2,426,366	2,318,215	173,818,214	74.98	193,532,631	83.48	6.07%
2031	1,881,135	1,752,754	141,162,383	80.54	160,268,429	91.44	4.59%
Thereafter	13,833,156	10,865,238	829,177,012	76.31	1,026,928,264	94.52	28.43%

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2022	181,508	180,803	5,652,231	31.26	5,760,708	31.86	7.93%	[4]
2023	119,497	117,265	8,497,543	72.46	8,642,348	73.70	5.14%
2024	176,009	165,300	15,254,922	92.29	16,014,558	96.88	7.25%
2025	104,139	91,043	7,163,994	78.69	7,410,901	81.40	3.99%
2026	110,564	99,667	17,115,625	171.73	19,004,562	190.68	4.37%
2027	128,469	118,053	14,536,120	123.13	15,209,079	128.83	5.18%
2028	71,871	68,595	8,440,543	123.05	9,444,552	137.69	3.01%
2029	131,224	107,924	11,057,602	102.46	12,377,245	114.68	4.73%
2030	196,925	159,036	12,117,567	76.19	12,599,960	79.23	6.97%
2031	51,763	43,399	4,138,188	95.35	4,543,996	104.70	1.90%
Thereafter	653,943	516,754	62,880,166	121.68	79,751,971	154.33	22.66%

IN-SERVICE PROPERTIES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2022	2,159,554	2,002,016	116,822,414	58.35	117,635,634	58.76	4.94%	[4]
2023	2,431,342	2,080,955	139,576,950	67.07	141,987,142	68.23	5.14%
2024	3,893,478	3,465,229	226,881,412	65.47	230,622,727	66.55	8.56%
2025	2,765,097	2,545,132	168,302,073	66.13	174,695,445	68.64	6.28%
2026	3,320,679	2,765,551	216,176,685	78.17	232,102,122	83.93	6.83%
2027	2,257,735	1,998,313	145,049,629	72.59	155,947,404	78.04	4.93%
2028	3,104,867	2,450,289	187,791,602	76.64	207,573,026	84.71	6.05%
2029	3,033,293	2,633,526	184,344,193	70.00	210,897,790	80.08	6.50%
2030	2,623,291	2,477,251	185,935,781	75.06	206,132,591	83.21	6.12%
2031	1,932,898	1,796,153	145,300,571	80.90	164,812,425	91.76	4.43%
Thereafter	14,487,099	11,381,992	892,057,178	78.37	1,106,680,235	97.23	28.10%
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.
2Includes partially placed in-service leased space. Does not include residential units and hotel. Total includes Seattle region.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q1 2022
Lease expirations - Boston region in-service properties [1,2,3]
as of March 31, 2022

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	742,233	716,718	36,009,135	50.24	38,175,995	53.27	[4]
2023	977,069	841,732	52,141,718	61.95	52,778,795	62.70
2024	855,908	823,521	47,601,635	57.80	48,861,650	59.33
2025	1,098,557	1,079,444	63,338,890	58.68	65,422,346	60.61
2026	841,332	810,021	53,878,539	66.51	57,359,260	70.81
2027	497,620	489,820	32,225,142	65.79	34,773,253	70.99
2028	1,035,186	1,035,186	69,795,031	67.42	74,327,391	71.80
2029	906,072	776,486	39,978,641	51.49	46,084,493	59.35
2030	1,329,605	1,322,932	85,456,298	64.60	94,318,924	71.30
2031	553,166	488,586	27,631,735	56.55	31,461,862	64.39
Thereafter	4,129,483	3,274,971	250,457,460	76.48	312,975,169	95.57

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	138,066	138,066	3,501,723	25.36	3,501,723	25.36
2023	45,536	45,221	2,927,175	64.73	2,935,356	64.91
2024	90,541	90,541	5,856,297	64.68	5,860,533	64.73
2025	38,874	38,874	3,220,229	82.84	3,312,753	85.22
2026	26,512	26,512	5,173,943	195.15	5,471,758	206.39
2027	73,941	67,627	10,925,706	161.56	11,598,007	171.50
2028	45,229	45,229	6,558,116	145.00	7,434,207	164.37
2029	56,791	55,441	7,386,993	133.24	8,010,020	144.48
2030	88,800	54,405	5,717,718	105.10	5,843,128	107.40
2031	4,266	4,266	743,925	174.38	653,493	153.19
Thereafter	181,453	141,343	10,165,697	71.92	12,002,643	84.92

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	880,299	854,784	39,510,858	46.22	41,677,718	48.76	[4]
2023	1,022,605	886,953	55,068,893	62.09	55,714,151	62.82
2024	946,449	914,062	53,457,932	58.48	54,722,183	59.87
2025	1,137,431	1,118,318	66,559,119	59.52	68,735,099	61.46
2026	867,844	836,533	59,052,482	70.59	62,831,018	75.11
2027	571,561	557,447	43,150,848	77.41	46,371,260	83.19
2028	1,080,415	1,080,415	76,353,147	70.67	81,761,598	75.68
2029	962,863	831,927	47,365,634	56.93	54,094,513	65.02
2030	1,418,405	1,377,337	91,174,016	66.20	100,162,052	72.72
2031	557,432	492,852	28,375,660	57.57	32,115,355	65.16
Thereafter	4,310,936	3,416,314	260,623,157	76.29	324,977,812	95.13
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q1 2022
Quarterly lease expirations - Boston region in-service properties [1,2,3]
as of March 31, 2022

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	84,538	77,749	4,909,930	63.15	4,909,930	63.15	[4]
Q2 2022	124,372	124,341	5,738,514	46.15	5,739,099	46.16
Q3 2022	195,213	192,481	9,565,588	49.70	9,369,348	48.68
Q4 2022	338,110	322,147	15,795,103	49.03	18,157,617	56.36
Total 2022	742,233	716,718	36,009,135	50.24	38,175,995	53.27

Q1 2023	275,468	204,983	12,563,132	61.29	12,618,183	61.56
Q2 2023	185,461	179,826	9,550,177	53.11	9,797,359	54.48
Q3 2023	152,791	137,640	7,836,320	56.93	7,971,428	57.91
Q4 2023	363,349	319,283	22,192,089	69.51	22,391,826	70.13
Total 2023	977,069	841,732	52,141,718	61.95	52,778,795	62.70

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	—	—	—	—	—	—
Q2 2022	126,316	126,316	2,357,570	18.66	2,357,570	18.66
Q3 2022	11,511	11,511	1,041,372	90.47	1,041,372	90.47
Q4 2022	239	239	102,781	430.05	102,781	430.05
Total 2022	138,066	138,066	3,501,723	25.36	3,501,723	25.36

Q1 2023	1,224	909	193,701	213.09	193,701	213.09
Q2 2023	35,817	35,817	1,832,026	51.15	1,832,026	51.15
Q3 2023	2,328	2,328	382,987	164.51	382,987	164.51
Q4 2023	6,167	6,167	518,461	84.07	526,642	85.40
Total 2023	45,536	45,221	2,927,175	64.73	2,935,356	64.91

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	84,538	77,749	4,909,930	63.15	4,909,930	63.15	[4]
Q2 2022	250,688	250,657	8,096,084	32.30	8,096,669	32.30
Q3 2022	206,724	203,992	10,606,960	52.00	10,410,720	51.03
Q4 2022	338,349	322,386	15,897,884	49.31	18,260,398	56.64
Total 2022	880,299	854,784	39,510,858	46.22	41,677,718	48.76

Q1 2023	276,692	205,892	12,756,833	61.96	12,811,884	62.23
Q2 2023	221,278	215,643	11,382,203	52.78	11,629,385	53.93
Q3 2023	155,119	139,968	8,219,307	58.72	8,354,415	59.69
Q4 2023	369,516	325,450	22,710,550	69.78	22,918,468	70.42
Total 2023	1,022,605	886,953	55,068,893	62.09	55,714,151	62.82
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q1 2022
Lease expirations - Los Angeles region in-service properties [1,2,3]
as of March 31, 2022

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	50,395	27,717	2,046,817	73.85	2,049,804	73.95
2023	94,806	52,143	3,238,628	62.11	3,284,135	62.98
2024	132,131	72,672	4,856,502	66.83	5,163,844	71.06
2025	12,255	6,740	481,287	71.40	543,703	80.67
2026	579,440	318,692	21,488,314	67.43	24,436,052	76.68
2027	—	—	—	—	—	—
2028	303,413	157,097	11,841,307	75.38	14,423,359	91.81
2029	349,913	174,957	11,862,051	67.80	14,588,826	83.39
2030	—	—	—	—	—	—
2031	—	—	—	—	—	—
Thereafter	423,921	211,961	14,927,359	70.43	23,212,051	109.51

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	—	—	—	—	—	—
2023	1,405	703	48,584	69.16	48,584	69.16
2024	4,333	2,283	124,099	54.35	133,568	58.50
2025	17,218	9,381	524,718	55.93	559,348	59.62
2026	5,827	3,205	329,666	102.86	365,473	114.04
2027	—	—	—	—	—	—
2028	—	—	—	—	—	—
2029	38,118	20,965	1,290,585	61.56	1,401,899	66.87
2030	5,283	2,906	334,316	115.06	405,506	139.56
2031	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	50,395	27,717	2,046,817	73.85	2,049,804	73.95
2023	96,211	52,846	3,287,212	62.20	3,332,719	63.06
2024	136,464	74,955	4,980,601	66.45	5,297,412	70.67
2025	29,473	16,121	1,006,005	62.40	1,103,051	68.42
2026	585,267	321,897	21,817,980	67.78	24,801,525	77.05
2027	—	—	—	—	—	—
2028	303,413	157,097	11,841,307	75.38	14,423,359	91.81
2029	388,031	195,922	13,152,636	67.13	15,990,725	81.62
2030	5,283	2,906	334,316	115.04	405,506	139.54
2031	—	—	—	—	—	—
Thereafter	423,921	211,961	14,927,359	70.43	23,212,051	109.51
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.
2Includes partially placed in-service leased space. The Company owns 50% of Colorado Center and 55% of Santa Monica Business Park.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q1 2022
Quarterly lease expirations - Los Angeles region in-service properties [1,2,3]
as of March 31, 2022

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	—	—	—	—	—	—
Q2 2022	25,055	13,780	999,073	72.50	999,073	72.50
Q3 2022	—	—	—	—	—	—
Q4 2022	25,340	13,937	1,047,744	75.18	1,050,731	75.39
Total 2022	50,395	27,717	2,046,817	73.85	2,049,804	73.95

Q1 2023	90,064	49,535	3,040,336	61.38	3,081,909	62.22
Q2 2023	—	—	—	—	—	—
Q3 2023	4,742	2,608	198,292	76.03	202,227	77.54
Q4 2023	—	—	—	—	—	—
Total 2023	94,806	52,143	3,238,628	62.11	3,284,135	62.98

RETAIL

BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	—	—	—	—	—	—
Q2 2022	—	—	—	—	—	—
Q3 2022	—	—	—	—	—	—
Q4 2022	—	—	—	—	—	—
Total 2022	—	—	—	—	—	—

Q1 2023	1,405	703	48,584	69.16	48,584	69.16
Q2 2023	—	—	—	—	—	—
Q3 2023	—	—	—	—	—	—
Q4 2023	—	—	—	—	—	—
Total 2023	1,405	703	48,584	69.16	48,584	69.16

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	—	—	—	—	—	—
Q2 2022	25,055	13,780	999,073	72.50	999,073	72.50
Q3 2022	—	—	—	—	—	—
Q4 2022	25,340	13,937	1,047,744	75.18	1,050,731	75.39
Total 2022	50,395	27,717	2,046,817	73.85	2,049,804	73.95

Q1 2023	91,469	50,238	3,088,920	61.49	3,130,493	62.31
Q2 2023	—	—	—	—	—	—
Q3 2023	4,742	2,608	198,292	76.03	202,227	77.54
Q4 2023	—	—	—	—	—	—
Total 2023	96,211	52,846	3,287,212	62.20	3,332,719	63.06
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.
2Includes partially placed in-service leased space. The Company owns 50% of Colorado Center and 55% of Santa Monica Business Park.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q1 2022
Lease expirations - New York region in-service properties [1,2,3]
as of March 31, 2022

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	521,658	468,660	35,707,333	76.19	34,160,184	72.89
2023	311,671	222,311	19,939,819	89.69	20,061,223	90.24
2024	1,304,196	1,060,183	72,681,290	68.56	71,969,526	67.88
2025	545,906	502,661	40,875,775	81.32	40,921,229	81.41
2026	524,363	425,301	35,595,025	83.69	36,232,866	85.19
2027	518,572	423,309	30,508,218	72.07	31,514,601	74.45
2028	437,120	323,177	33,050,448	102.27	35,030,427	108.39
2029	659,075	632,708	63,730,877	100.73	69,226,196	109.41
2030	665,936	623,394	56,595,324	90.79	61,258,920	98.27
2031	376,287	340,492	25,252,172	74.16	27,103,466	79.60
Thereafter	4,022,894	2,957,869	284,933,032	96.33	344,198,320	116.37

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	5,072	5,001	633,346	126.65	639,346	127.85
2023	1,847	1,108	1,279,867	1,154.91	1,356,811	1,224.34
2024	11,244	8,623	5,770,354	669.17	6,292,022	729.66
2025	—	—	—	—	—	—
2026	20,470	17,664	7,717,485	436.91	8,272,196	468.32
2027	—	—	—	—	—	—
2028	—	—	—	—	—	—
2029	3,135	3,135	695,362	221.81	826,001	263.48
2030	2,895	2,053	800,746	390.11	950,729	463.18
2031	13,633	10,123	1,563,841	154.48	1,791,493	176.97
Thereafter	307,618	230,731	48,264,380	209.18	61,281,011	265.60

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	526,730	473,661	36,340,679	76.72	34,799,530	73.47
2023	313,518	223,419	21,219,686	94.98	21,418,034	95.86
2024	1,315,440	1,068,806	78,451,644	73.40	78,261,548	73.22
2025	545,906	502,661	40,875,775	81.32	40,921,229	81.41
2026	544,833	442,965	43,312,510	97.78	44,505,062	100.47
2027	518,572	423,309	30,508,218	72.07	31,514,601	74.45
2028	437,120	323,177	33,050,448	102.27	35,030,427	108.39
2029	662,210	635,843	64,426,239	101.32	70,052,197	110.17
2030	668,831	625,447	57,396,070	91.77	62,209,649	99.46
2031	389,920	350,615	26,816,013	76.48	28,894,959	82.41
Thereafter	4,330,512	3,188,600	333,197,412	104.50	405,479,331	127.17
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q1 2022
Quarterly lease expirations - New York region in-service properties [1,2,3]
as of March 31, 2022

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	—	—	—	—	—	—
Q2 2022	47,787	46,272	4,137,243	89.41	4,137,519	89.42
Q3 2022	272,675	221,193	19,976,323	90.31	19,976,323	90.31
Q4 2022	201,196	201,196	11,593,767	57.62	10,046,342	49.93
Total 2022	521,658	468,660	35,707,333	76.19	34,160,184	72.89

Q1 2023	25,445	23,785	2,014,321	84.69	2,016,171	84.77
Q2 2023	46,076	44,524	2,996,509	67.30	3,047,718	68.45
Q3 2023	111,063	77,929	6,666,639	85.55	6,734,545	86.42
Q4 2023	129,087	76,074	8,262,351	108.61	8,262,789	108.62
Total 2023	311,671	222,311	19,939,819	89.69	20,061,223	90.24

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	—	—	—	—	—	—
Q2 2022	—	—	—	—	—	—
Q3 2022	4,894	4,894	632,806	129.30	638,806	130.53
Q4 2022	178	107	540	5.06	540	5.06
Total 2022	5,072	5,001	633,346	126.65	639,346	127.85

Q1 2023	—	—	—	—	—	—
Q2 2023	—	—	—	—	—	—
Q3 2023	—	—	—	—	—	—
Q4 2023	1,847	1,108	1,279,867	1,154.91	1,356,811	1,224.34
Total 2023	1,847	1,108	1,279,867	1,154.91	1,356,811	1,224.34

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	—	—	—	—	—	—
Q2 2022	47,787	46,272	4,137,243	89.41	4,137,519	89.42
Q3 2022	277,569	226,087	20,609,129	91.16	20,615,129	91.18
Q4 2022	201,374	201,303	11,594,307	57.60	10,046,882	49.91
Total 2022	526,730	473,661	36,340,679	76.72	34,799,530	73.47

Q1 2023	25,445	23,785	2,014,321	84.69	2,016,171	84.77
Q2 2023	46,076	44,524	2,996,509	67.30	3,047,718	68.45
Q3 2023	111,063	77,929	6,666,639	85.55	6,734,545	86.42
Q4 2023	130,934	77,182	9,542,218	123.63	9,619,600	124.64
Total 2023	313,518	223,419	21,219,686	94.98	21,418,034	95.86
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q1 2022
Lease expirations - San Francisco region in-service properties [1,2,3]
as of March 31, 2022

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	326,084	310,194	22,800,665	73.50	22,825,705	73.59	[4]
2023	611,557	553,351	41,921,062	75.76	42,985,528	77.68
2024	725,300	681,700	48,050,135	70.49	48,690,584	71.43
2025	563,308	545,800	43,422,109	79.56	46,474,216	85.15
2026	645,462	558,013	50,316,124	90.17	54,261,900	97.24
2027	466,122	461,081	42,070,129	91.24	47,014,416	101.97
2028	524,953	512,697	45,515,220	88.78	52,744,010	102.88
2029	264,489	246,205	24,042,697	97.65	28,515,001	115.82
2030	269,363	267,319	25,858,016	96.73	30,830,502	115.33
2031	816,495	802,173	82,057,666	102.29	94,011,272	117.20
Thereafter	928,124	897,607	85,987,984	95.80	101,507,019	113.09

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	3,080	3,080	138,555	44.99	241,032	78.26	[4]
2023	32,507	32,507	2,003,051	61.62	2,036,523	62.65
2024	7,115	7,115	18,367	2.58	261,844	36.80
2025	26,629	26,629	2,114,726	79.41	2,208,052	82.92
2026	9,230	9,230	784,423	84.99	839,770	90.98
2027	12,951	12,951	983,146	75.91	1,037,227	80.09
2028	9,722	9,722	674,425	69.37	732,262	75.32
2029	9,944	9,944	793,479	79.79	973,512	97.90
2030	4,590	4,590	578,986	126.14	695,017	151.42
2031	6,709	3,355	80,508	24.00	105,045	31.31
Thereafter	33,898	33,898	1,692,996	49.94	2,159,208	63.70

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	329,164	313,274	22,939,220	$73.22	23,066,737	73.63	[4]
2023	644,064	585,858	43,924,113	74.97	45,022,051	76.85
2024	732,415	688,815	48,068,502	69.78	48,952,428	71.07
2025	589,937	572,429	45,536,835	79.55	48,682,268	85.05
2026	654,692	567,243	51,100,547	90.09	55,101,670	97.14
2027	479,073	474,032	43,053,275	90.82	48,051,643	101.37
2028	534,675	522,419	46,189,645	88.41	53,476,272	102.36
2029	274,433	256,149	24,836,176	96.96	29,488,513	115.12
2030	273,953	271,909	26,437,002	97.23	31,525,519	115.94
2031	823,204	805,528	82,138,174	101.97	94,116,317	116.84
Thereafter	962,022	931,505	87,680,980	94.13	103,666,227	111.29
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q1 2022
Quarterly lease expirations - San Francisco region in-service properties [1,2,3]
as of March 31, 2022

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	20,178	20,178	1,141,767	56.58	1,141,767	56.58	[4]
Q2 2022	107,091	101,881	8,007,454	78.60	8,015,230	78.67
Q3 2022	128,903	125,395	9,704,420	77.39	9,709,396	77.43
Q4 2022	69,912	62,741	3,947,024	62.91	3,959,312	63.11
Total 2022	326,084	310,194	22,800,665	73.50	22,825,705	73.59

Q1 2023	95,459	85,590	5,635,257	65.84	5,736,193	67.02
Q2 2023	37,053	20,842	1,305,430	62.64	1,349,168	64.73
Q3 2023	337,157	335,068	25,981,141	77.54	26,605,763	79.40
Q4 2023	141,888	111,852	8,999,234	80.46	9,294,405	83.10
Total 2023	611,557	553,351	41,921,062	75.76	42,985,528	77.68

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	30	30	16,883	562.76	16,883	562.76	[4]
Q2 2022	—	—	—	—	—	—
Q3 2022	—	—	—	—	—	—
Q4 2022	3,050	3,050	121,672	39.89	224,149	73.49
Total 2022	3,080	3,080	138,555	44.99	241,032	78.26

Q1 2023	10,957	10,957	791,640	72.25	791,640	72.25
Q2 2023	1,218	1,218	116,485	95.64	116,485	95.64
Q3 2023	12,640	12,640	845,887	66.92	845,887	66.92
Q4 2023	7,692	7,692	249,039	32.38	282,511	36.73
Total 2023	32,507	32,507	2,003,051	61.62	2,036,523	62.65

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	20,208	20,208	1,158,650	57.34	1,158,650	57.34	[4]
Q2 2022	107,091	101,881	8,007,454	78.60	8,015,230	78.67
Q3 2022	128,903	125,395	9,704,420	77.39	9,709,396	77.43
Q4 2022	72,962	65,791	4,068,696	61.84	4,183,461	63.59
Total 2022	329,164	313,274	22,939,220	73.22	23,066,737	73.63

Q1 2023	106,416	96,547	6,426,897	66.57	6,527,833	67.61
Q2 2023	38,271	22,060	1,421,915	64.46	1,465,653	66.44
Q3 2023	349,797	347,708	26,827,028	77.15	27,451,650	78.95
Q4 2023	149,580	119,544	9,248,273	77.36	9,576,916	80.11
Total 2023	644,064	585,858	43,924,113	74.97	45,022,051	76.85
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q1 2022
Lease expirations - Washington, DC region in-service properties [1,2,3]
as of March 31, 2022

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	284,511	280,023	13,733,225	49.04	13,790,230	49.25	[4]
2023	296,256	287,255	13,518,201	47.06	13,905,905	48.41
2024	664,931	650,067	38,272,873	58.88	39,751,365	61.15
2025	421,078	312,759	12,713,886	40.65	13,592,518	43.46
2026	619,518	553,857	37,783,058	68.22	40,807,482	73.68
2027	646,952	506,050	25,710,020	50.81	27,436,055	54.22
2028	224,965	182,709	11,302,212	61.86	12,731,397	69.68
2029	722,520	695,246	33,672,325	48.43	40,106,029	57.69
2030	161,462	104,570	5,908,576	56.50	7,124,285	68.13
2031	130,445	119,906	6,134,232	51.16	7,585,485	63.26
Thereafter	4,311,884	3,517,157	192,603,536	54.76	244,644,074	69.56

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	35,290	34,656	1,378,607	39.78	1,378,607	39.78
2023	38,202	37,726	2,238,866	59.35	2,265,074	60.04
2024	61,736	56,388	3,479,502	61.71	3,460,288	61.37
2025	21,418	16,159	1,304,321	80.72	1,330,748	82.35
2026	44,839	41,815	3,015,199	72.11	3,960,456	94.71
2027	41,577	37,475	2,627,268	70.11	2,573,845	68.68
2028	16,920	13,644	1,208,002	88.54	1,278,083	93.67
2029	23,236	18,439	891,183	48.33	1,165,813	63.22
2030	95,357	95,082	4,685,801	49.28	4,705,580	49.49
2031	27,155	25,655	1,749,914	68.21	1,993,965	77.72
Thereafter	130,974	110,782	2,757,093	24.89	4,309,109	38.90

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	319,801	314,679	15,111,832	48.02	15,168,837	48.20	[4]
2023	334,458	324,981	15,757,067	48.49	16,170,979	49.76
2024	726,667	706,455	41,752,375	59.10	43,211,653	61.17
2025	442,496	328,918	14,018,207	42.62	14,923,266	45.37
2026	664,357	595,672	40,798,257	68.49	44,767,938	75.16
2027	688,529	543,525	28,337,288	52.14	30,009,900	55.21
2028	241,885	196,353	12,510,214	63.71	14,009,480	71.35
2029	745,756	713,685	34,563,508	48.43	41,271,842	57.83
2030	256,819	199,652	10,594,377	53.06	11,829,865	59.25
2031	157,600	145,561	7,884,146	54.16	9,579,450	65.81
Thereafter	4,442,858	3,627,939	195,360,629	53.85	248,953,183	68.62
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q1 2022
Quarterly lease expirations - Washington, DC region in-service properties [1,2,3]
as of March 31, 2022

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	3,203	3,203	202,721	63.29	202,721	63.29	[4]
Q2 2022	111,152	111,152	5,081,779	45.72	5,081,779	45.72
Q3 2022	69,459	64,971	3,855,316	59.34	3,869,174	59.55
Q4 2022	100,697	100,697	4,593,409	45.62	4,636,557	46.04
Total 2022	284,511	280,023	13,733,225	49.04	13,790,230	49.25

Q1 2023	25,855	25,855	630,066	24.37	644,041	24.91
Q2 2023	58,223	58,223	3,821,315	65.63	3,920,086	67.33
Q3 2023	148,010	140,479	6,600,467	46.99	6,755,105	48.09
Q4 2023	64,168	62,697	2,466,353	39.34	2,586,672	41.26
Total 2023	296,256	287,255	13,518,201	47.06	13,905,905	48.41

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	—	—	—	—	—	—
Q2 2022	10,890	10,890	226,065	20.76	226,065	20.76
Q3 2022	—	—	—	—	—	—
Q4 2022	24,400	23,766	1,152,543	48.49	1,152,543	48.49
Total 2022	35,290	34,656	1,378,607	39.78	1,378,607	39.78

Q1 2023	7,775	7,775	295,634	38.02	295,634	38.02
Q2 2023	5,008	4,532	307,322	67.82	316,744	69.89
Q3 2023	12,905	12,905	736,721	57.09	738,474	57.22
Q4 2023	12,514	12,514	899,189	71.85	914,223	73.06
Total 2023	38,202	37,726	2,238,866	59.35	2,265,074	60.04

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2022	3,203	3,203	202,721	63.29	202,721	63.29	[4]
Q2 2022	122,042	122,042	5,307,844	43.49	5,307,844	43.49
Q3 2022	69,459	64,971	3,855,316	59.34	3,869,174	59.55
Q4 2022	125,097	124,463	5,745,952	46.17	5,789,100	46.51
Total 2022	319,801	314,679	15,111,832	48.02	15,168,837	48.20

Q1 2023	33,630	33,630	925,700	27.53	939,675	27.94
Q2 2023	63,231	62,755	4,128,637	65.79	4,236,830	67.51
Q3 2023	160,915	153,384	7,337,188	47.84	7,493,579	48.86
Q4 2023	76,682	75,211	3,365,542	44.75	3,500,895	46.55
Total 2023	334,458	324,981	15,757,067	48.49	16,170,979	49.76
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q1 2022
Lease expirations - CBD properties [1,2,3]
as of March 31, 2022

Boston

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	287,890	262,375	13,457,889	51.29	13,457,889	51.29	[4]
2023	682,811	547,159	39,082,139	71.43	39,348,176	71.91
2024	473,240	440,853	29,999,904	68.05	30,458,019	69.09
2025	334,064	314,951	25,537,188	81.08	26,603,767	84.47
2026	629,597	598,286	46,682,650	78.03	48,330,558	80.78
2027	429,485	415,370	37,127,461	89.38	39,457,310	94.99
2028	960,444	960,444	70,259,151	73.15	74,994,074	78.08
2029	570,463	439,527	32,543,518	74.04	36,556,618	83.17
2030	1,291,272	1,250,204	85,379,036	68.29	93,458,202	74.75
2031	28,779	21,683	2,204,717	101.68	2,291,464	105.68
Thereafter	4,016,732	3,122,110	246,022,744	78.80	307,862,806	98.61

Los Angeles

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	50,395	27,717	2,046,817	73.85	2,049,804	73.95
2023	96,211	52,846	3,287,212	62.20	3,332,719	63.06
2024	136,464	74,955	4,980,601	66.45	5,297,413	70.67
2025	29,473	16,122	1,006,005	62.4	1,103,050	68.42
2026	585,267	321,897	21,817,980	67.78	24,801,525	77.05
2027	—	—	—	—	—	—
2028	303,413	157,097	11,841,307	75.38	14,423,359	91.81
2029	388,031	195,921	13,152,635	67.13	15,990,726	81.62
2030	5,283	2,906	334,316	115.06	405,506	139.56
2031	—	—	—	—	—	—
Thereafter	423,921	211,961	14,927,359	70.43	23,212,051	109.51

New York

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	371,679	318,610	30,417,682	95.47	28,848,982	90.55
2023	266,999	176,901	19,490,324	110.18	19,673,062	111.21
2024	819,817	573,183	59,543,969	103.88	59,236,549	103.35
2025	312,749	269,504	31,792,000	117.96	31,566,536	117.13
2026	307,867	205,999	33,695,567	163.57	34,441,258	167.19
2027	280,197	184,934	21,830,234	118.04	22,339,343	120.80
2028	434,915	320,972	32,961,385	102.69	34,935,852	108.84
2029	597,949	571,582	62,007,699	108.48	67,365,865	117.86
2030	621,657	578,273	55,802,865	96.5	60,271,523	104.23
2031	228,644	189,339	20,272,503	107.07	21,983,206	116.11
Thereafter	4,196,738	3,054,826	328,257,182	107.46	399,760,319	130.86

Q1 2022
Lease expirations - CBD properties (continued) [1,2,3]
as of March 31, 2022

San Francisco

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	249,558	249,558	19,313,242	77.39	19,430,889	77.86	[4]
2023	337,983	337,983	27,602,675	81.67	28,235,840	83.54
2024	538,426	538,426	40,604,728	75.41	40,990,069	76.13
2025	327,684	327,684	28,674,434	87.51	30,565,144	93.28
2026	479,793	479,793	43,009,435	89.64	46,375,004	96.66
2027	386,650	386,650	36,747,234	95.04	40,900,751	105.78
2028	510,163	510,163	45,549,061	89.28	52,693,458	103.29
2029	237,865	237,865	23,947,139	100.68	28,406,535	119.42
2030	269,865	269,865	26,328,960	97.56	31,390,522	116.32
2031	787,850	787,850	81,356,782	103.26	93,101,994	118.17
Thereafter	900,987	900,987	86,673,903	96.20	102,352,220	113.60

Washington, DC

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	85,383	80,261	5,367,475	66.88	5,402,083	67.31
2023	44,785	35,307	2,681,980	75.96	2,756,929	78.08
2024	183,933	163,721	13,233,581	80.83	13,711,867	83.75
2025	172,792	59,214	3,430,545	57.93	3,659,422	61.80
2026	357,804	289,119	27,833,493	96.27	29,947,017	103.58
2027	224,369	79,364	5,960,221	75.10	6,400,819	80.65
2028	170,409	124,877	9,084,664	72.75	10,281,198	82.33
2029	87,384	55,313	3,562,257	64.40	4,320,013	78.10
2030	83,718	26,551	1,919,005	72.28	2,323,266	87.50
2031	86,357	74,318	3,901,385	52.50	4,816,746	64.81
Thereafter	1,371,824	923,647	70,373,863	76.19	86,014,088	93.12

_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q1 2022
Lease expirations - Suburban properties [1,2,3]
as of March 31, 2022

Boston

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	592,409	592,409	26,052,969	43.98	28,219,829	47.64	[4]
2023	339,794	339,794	15,986,753	47.05	16,365,975	48.16
2024	473,209	473,209	23,458,028	49.57	24,264,165	51.28
2025	803,367	803,367	41,021,931	51.06	42,131,333	52.44
2026	238,247	238,247	12,369,832	51.92	14,500,460	60.86
2027	142,076	142,076	6,023,386	42.40	6,913,951	48.66
2028	119,971	119,971	6,093,996	50.80	6,767,524	56.41
2029	392,400	392,400	14,822,115	37.77	17,537,895	44.69
2030	127,133	127,133	5,794,980	45.58	6,703,851	52.73
2031	528,653	471,169	26,170,944	55.54	29,823,891	63.30
Thereafter	294,204	294,204	14,600,412	49.63	17,115,006	58.17

New York

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	155,051	155,051	5,922,997	38.20	5,950,548	38.38
2023	46,519	46,519	1,729,362	37.18	1,744,972	37.51
2024	495,623	495,623	18,907,676	38.15	19,025,000	38.39
2025	233,157	233,157	9,083,775	38.96	9,354,692	40.12
2026	236,966	236,966	9,616,943	40.58	10,063,804	42.47
2027	238,375	238,375	8,677,984	36.40	9,175,258	38.49
2028	2,205	2,205	89,062	40.39	94,575	42.89
2029	64,261	64,261	2,418,540	37.64	2,686,332	41.80
2030	47,174	47,174	1,593,205	33.77	1,938,126	41.08
2031	161,276	161,276	6,543,511	40.57	6,911,753	42.86
Thereafter	133,774	133,774	4,940,231	36.93	5,719,012	42.75

San Francisco

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	79,606	63,716	3,625,977	56.91	3,635,848	57.06
2023	306,081	247,875	16,321,437	65.85	16,786,211	67.72
2024	193,989	150,389	7,463,774	49.63	7,962,359	52.95
2025	262,253	244,745	16,862,401	68.90	18,117,124	74.02
2026	174,899	87,450	8,091,112	92.52	8,726,666	99.79
2027	92,423	87,382	6,306,041	72.17	7,150,892	81.84
2028	24,512	12,256	640,584	52.27	782,814	63.87
2029	36,568	18,284	889,038	48.62	1,081,979	59.18
2030	4,088	2,044	108,042	52.86	134,997	66.05
2031	35,354	17,677	781,392	44.20	1,014,322	57.38
Thereafter	61,035	30,518	1,007,078	33.00	1,314,008	43.06

Q1 2022
Lease expirations - Suburban properties (continued) [1,2,3]
as of March 31, 2022

Washington, DC

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2022	234,418	234,418	9,744,357	41.57	9,766,755	41.66	[4]
2023	289,673	289,673	13,075,087	45.14	13,414,050	46.31
2024	542,734	542,734	28,518,794	52.55	29,499,786	54.35
2025	269,704	269,704	10,587,662	39.26	11,263,843	41.76
2026	306,553	306,553	12,964,765	42.29	14,820,921	48.35
2027	464,160	464,160	22,377,067	48.21	23,609,081	50.86
2028	71,476	71,476	3,425,549	47.93	3,728,282	52.16
2029	658,372	658,372	31,001,252	47.09	36,951,828	56.13
2030	173,101	173,101	8,675,371	50.12	9,506,598	54.92
2031	71,243	71,243	3,982,760	55.90	4,762,704	66.85
Thereafter	3,071,034	2,704,293	124,986,766	46.22	162,939,095	60.25

_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q1 2022
Research coverage
With the exception of Green Street Advisors, an independent research firm, the equity analysts listed below are those analysts that, according to Thomson Reuters Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by the analysts listed below do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not by its reference below imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Equity Research Coverage
Argus Research Company	Angus Kelleher	646.747.5447
Bank of America Merrill Lynch	Jeffrey Spector / Jamie Feldman	646.855.1363 / 646.855.5808
Barclays	Anthony Powell	212.526.8768
BMO Capital	John Kim	212.885.4115
BTIG	Tom Catherwood	212.738.6140
Citi	Michael Bilerman / Emmanuel Korchman	212.816.1383 / 212.816.1382
Deutsche Bank Securities	Derek Johnston	212.250.5683
Evercore ISI	Steve Sakwa	212.446.9462
Goldman Sachs & Company, Inc.	Caitlin Burrows	801.741.5459
Green Street Advisors	Daniel Ismail	949.640.8780
Jefferies & Co.	Peter Abramowitz / Jonathan Peterson	212.284.1705 / 212.336.7076
J.P. Morgan Securities	Anthony Paolone	212.622.6682
KeyBanc Capital Markets	Todd Thomas	917.368.2286
Mizuho Securities	Vikram Malhotra	212.209.9300
Morgan Stanley	Ronald Kamden	212.296.8319
Morningstar	Michael Wong	312.384.5404
Piper Sandler Companies	Alexander Goldfarb	212.466.7937
RW Baird & Co., Inc.	David Rodgers	216.737.7341
Scotiabank GBM	Nicholas Yulico	212.225.6904
SMBC Nikko Securities Inc.	Richard Anderson	646.521.2351
Truist Securities	Michael Lewis	212.319.5659
UBS US Equity Research	Michael Goldsmith	212.713.2951
Wells Fargo Securities	Blaine Heck	443.263.6529
Wolfe Research	Andrew Rosivach	646.582.9250

Debt Research Coverage
Bank of America Merrill Lynch	Andrew Molloy	646.855.6435
Barclays	Peter Troisi	212.412.3695
J.P. Morgan Securities	Mark Streeter	212.834.5086
US Bank	Bill Stafford	877.558.2605
Wells Fargo	Kevin McClure	704.715.8455 / 704.410.3252

Rating Agencies
Moody’s Investors Service	Ranjini Venkatesan	212.553.3828
Standard & Poor’s	Michael Souers	212.438.2508

Q1 2022
Definitions

This section contains definitions of certain non-GAAP financial measures and other terms that the Company uses in this Supplemental report and, if applicable, the reasons why management believes these non-GAAP financial measures provide useful information to investors about the Company’s financial condition and results of operations and the other purposes for which management uses the measures. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents the Company files or furnishes to the SEC from time to time.
The Company also presents “BXP’s Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest and, in some cases, after priority allocations), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after income allocation to private REIT shareholders and their share of fees due to the Company).  Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and, in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting BXP’s Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, financings and guarantees, liquidations and other matters. As a result, presentations of “BXP’s Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company’s financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP’s Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 56.
Annualized Rental Obligations
Annualized Rental Obligations is defined as monthly Rental Obligations, as of the last day of the reporting period, multiplied by twelve (12).
Average Economic Occupancy
Average Economic Occupancy is defined as (1) total possible revenue less vacancy loss divided by (2) total possible revenue, expressed as a percentage. Total possible revenue is determined by valuing average occupied units at contract rates and average vacant units at Market Rents. Vacancy loss is determined by valuing vacant units at current Market Rents. By measuring vacant units at their Market Rents, Average Economic Occupancy takes into account the fact that units of different sizes and locations within a residential property have different economic impacts on a residential property’s total possible gross revenue.
Average Monthly Rental Rates
Average Monthly Rental Rates are calculated by the Company as the average of the quotients obtained by dividing (A) rental revenue as determined in accordance with GAAP by (B) the number of occupied units for each month within the applicable fiscal period.
Average Physical Occupancy
Average Physical Occupancy is defined as (1) the average number of occupied units divided by (2) the total number of units, expressed as a percentage.
Debt to Market Capitalization Ratio
Consolidated Debt to Consolidated Market Capitalization Ratio is a measure of leverage commonly used by analysts in the REIT sector that equals the quotient of (A) the Company’s Consolidated Debt divided by (B) the Company’s Consolidated Market Capitalization, presented as a percentage. Consolidated Market Capitalization is the sum of (x) the Company’s Consolidated Debt plus (y) the market value of the Company’s outstanding equity securities calculated using the closing price per share of common stock of the Company, as reported by the New York Stock Exchange, multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units, (4) common units issuable upon conversion of 2012 OPP Units that were issued in the form of LTIP Units, (5) common units issuable upon conversion of 2013 MYLTIP Units that were issued in the form of LTIP Units, (6) common units issuable upon conversion of 2014 MYLTIP Units that were issued in the form of LTIP Units, (7) common units issuable upon conversion of 2015 MYLTIP Units that were issued in the form of LTIP Units, (8) common units issuable upon conversion of 2016 MYLTIP Units that were issued in the form of LTIP Units, (9) on and after February 6, 2020, which was the end of the performance period for 2017 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2017 MYLTIP Units that were issued in the form of LTIP Units, (10) on and after February 5, 2021, which was the end of the performance period for 2018 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2018 MYLTIP Units that were issued in the form of LTIP Units and (11) on and after February 4, 2022, which was the end of the performance period for 2019 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2019 MYLTIP Units that were issued in the form of LTIP Units. The calculation of Consolidated Market Capitalization does not include LTIP Units issued in the form of MYLTIP Awards unless and until certain performance thresholds are achieved and they are earned. Because their three-year performance periods have not yet ended, 2020, 2021 and 2022 MYLTIP Units are not included.
The Company also presents BXP’s Share of Market Capitalization, which is calculated in a similar manner, except that BXP’s Share of Debt is utilized instead of the Company’s Consolidated Debt in both the numerator and the denominator. The Company presents these ratios because its degree of leverage could affect its ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes and because different investors and lenders consider one or both of these ratios. Investors should understand that these ratios are, in part, a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and do not necessarily reflect the Company’s capacity to incur additional debt to finance its activities or its ability to manage its existing debt obligations. However, for a company like Boston Properties, Inc., whose assets are primarily income-producing real estate, these ratios may provide investors with an alternate indication of leverage, so long as they are evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of the Company’s outstanding indebtedness.

Q1 2022
Definitions (continued)

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)
Pursuant to the definition of Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“Nareit”), the Company calculates EBITDAre as net income, the most directly comparable GAAP financial measure, plus preferred stock redemption charge, net income attributable to noncontrolling interests, interest expense, losses (gains) from early extinguishments of debt, depreciation and amortization expense, impairment loss and adjustments to reflect the Company’s share of EBITDAre from unconsolidated joint ventures less gains (losses) on sales of real estate. EBITDAre is a non-GAAP financial measure. The Company uses EBITDAre internally as a performance measure and believes EBITDAre provides useful information to investors regarding its financial condition and results of operations at the corporate level because, when compared across periods, EBITDAre reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses and acquisition and development activities on an unleveraged basis, providing perspective not immediately apparent from net (loss) income attributable to Boston Properties, Inc.
In some cases the Company also presents (A) BXP’s Share of EBITDAre – cash, which is BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a tenant), fair value lease revenue, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense (excluding prepaid ground rent expense), stock-based compensation expense and lease transaction costs that qualify as rent inducements, and (B) Annualized EBITDAre, which is EBITDAre for the applicable fiscal quarter ended multiplied by four (4). Presenting BXP’s Share of EBITDAre – cash allows investors to compare EBITDAre across periods without taking into account the effect of certain non-cash rental revenues, ground rent expense and stock based compensation expense. Similar to depreciation and amortization, because of historical cost accounting, fair value lease revenue may distort operating performance measures at the property level. Additionally, presenting EBITDAre excluding the impact of straight-line rent provides investors with an alternative view of operating performance at the property level that more closely reflects rental revenue generated at the property level without regard to future contractual increases in rental rates. In addition, the Company’s management believes that the presentation of Annualized EBITDAre provides useful information to investors regarding the Company’s results of operations because it enables investors to more easily compare quarterly EBITDAre to EBITDAre from full fiscal years.
The Company’s computation of EBITDAre may not be comparable to EBITDAre reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  The Company believes that in order to facilitate a clear understanding of its operating results, EBITDAre should be examined in conjunction with net income attributable to Boston Properties, Inc. as presented in the Company’s consolidated financial statements. EBITDAre should not be considered a substitute to net income attributable to Boston Properties, Inc. in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
Fixed Charge Coverage Ratio
Fixed Charge Coverage Ratio equals BXP’s Share of EBITDAre – cash divided by Total Fixed Charges. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a tenant), fair value lease revenue, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense, stock-based compensation expense and lease transaction costs that qualify as rent inducements. Total Fixed Charges is also a non-GAAP financial measure equal to the sum of BXP’s Share of interest expense, capitalized interest, maintenance capital expenditures, hotel improvements, equipment upgrades and replacements and preferred dividends/distributions less hedge amortization and amortization of financing costs. The Company believes that the presentation of its Fixed Charge Coverage Ratio provides investors with useful information about the Company’s financial performance as it relates to overall financial flexibility and balance sheet management. Furthermore, the Company believes that the Fixed Charge Coverage Ratio is frequently used by analysts, rating agencies and other interested parties in the evaluation of the Company’s performance as a REIT and, as a result, by presenting the Fixed Charge Coverage Ratio the Company assists these parties in their evaluations.  The Company’s calculation of its Fixed Charge Coverage Ratio may not be comparable to the ratios reported by other REITs or real estate companies that define the term differently and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Funds Available for Distribution (FAD) and FAD Payout Ratio
In addition to FFO, which is defined on the following page, the Company presents Funds Available for Distribution to common shareholders and common unitholders (FAD), which is a non-GAAP financial measure that is calculated by (1) adding to FFO lease transaction costs that qualify as rent inducements, non-real estate depreciation, non-cash losses (gains) from early extinguishments of debt, stock-based compensation expense, partners’ share of consolidated and unconsolidated joint venture 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences) and unearned portion of capitalized fees, (2) eliminating the effects of straight-line rent, straight-line ground rent expense adjustment (excluding prepaid ground rent expense), hedge amortization and fair value lease revenue, and (3) subtracting maintenance capital expenditures, hotel improvements, equipment upgrades and replacements, 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences), non-cash termination income adjustment (fair value lease amounts) and impairments of non-depreciable real estate. The Company believes that the presentation of FAD provides useful information to investors regarding the Company’s results of operations because FAD provides supplemental information regarding the Company’s operating performance that would not otherwise be available and may be useful to investors in assessing the Company’s operating performance. Additionally, although the Company does not consider FAD to be a liquidity measure, as it does not make adjustments to reflect changes in working capital or the actual timing of the payment of income or expense items that are accrued in the period, the Company believes that FAD may provide investors with useful supplemental information regarding the Company’s ability to generate cash from its operating performance and the impact of the Company’s operating performance on its ability to make distributions to its shareholders. Furthermore, the Company believes that FAD is frequently used by analysts, investors and other interested parties in the evaluation of its performance as a REIT and, as a result, by presenting FAD the Company is assisting these parties in their evaluation. FAD should not be considered as a substitute for net income attributable to Boston Properties, Inc.’s co determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
FAD Payout Ratio is defined as distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.

Q1 2022
Definitions (continued)

Funds from Operations (FFO)
Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of Nareit, the Company calculates Funds from Operations, or “FFO,” by adjusting net income (loss) attributable to Boston Properties, Inc. (computed in accordance with GAAP) for gains (or losses) from sales of properties, impairment losses on depreciable real estate consolidated on the Company’s balance sheet, impairment losses on its investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures and real estate-related depreciation and amortization. FFO is a non-GAAP financial measure, but the Company believes the presentation of FFO, combined with the presentation of required GAAP financial measures, has improved the understanding of operating results of REITs among the investing public and has helped make comparisons of REIT operating results more meaningful. Management generally considers FFO and FFO per share to be useful measures for understanding and comparing the Company’s operating results because, by excluding gains and losses related to sales of previously depreciated operating real estate assets, impairment losses and real estate asset depreciation and amortization (which can differ across owners of similar assets in similar condition based on historical cost accounting and useful life estimates), FFO and FFO per share can help investors compare the operating performance of a company’s real estate across reporting periods and to the operating performance of other companies.
The Company’s computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  In order to facilitate a clear understanding of the Company’s operating results, FFO should be examined in conjunction with net income attributable to Boston Properties, Inc. as presented in the Company’s consolidated financial statements. FFO should not be considered as a substitute for net income attributable to Boston Properties, Inc. (determined in accordance with GAAP) or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
In-Service Properties
The Company treats a property as being “in-service” upon the earlier of (1) lease-up and completion of tenant improvements or (2) one year after cessation of major construction activity as determined under GAAP. The determination as to when an entire property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics, the Company specifies a single date for treating a property as “in-service,” which is generally later than the date the property is partially placed in-service under GAAP. Under GAAP, a property may be placed in-service in stages as construction is completed and the property is held available for occupancy. In addition, under GAAP, when a portion of a property has been substantially completed and either occupied or held available for occupancy, the Company ceases capitalizing costs on that portion, even though it may not treat the property as being “in-service,” and continues to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by the Company’s unconsolidated joint ventures.
Interest Coverage Ratio
Interest Coverage Ratio, calculated including and excluding capitalized interest, is a non-GAAP financial measure equal to BXP’s Share of EBITDAre – cash divided by Adjusted interest expense. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a tenant), fair value lease revenue, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense (excluding prepaid ground rent expense), stock-based compensation expense and lease transaction costs that qualify as rent inducements. Adjusted interest expense excluding capitalized interest is equal to BXP’s Share of interest expense less (1) BXP’s Share of hedge amortization and (2) BXP’s Share of amortization of financing costs. Adjusted interest expense including capitalized interest is calculated in the same manner but adds back BXP’s Share of capitalized interest. The Company believes that the presentation of its Interest Coverage Ratio provides useful information about the Company’s financial condition because it provides investors additional information on the Company’s ability to meet its debt obligations and incur additional indebtedness. In addition, by analyzing interest coverage ratios over a period of time, trends may emerge that provide investors a better sense of whether a company’s financial condition is improving or declining. The ratios may also be used to compare the financial condition of different companies, which can help when making an investment decision. The Company presents its Interest Coverage Ratio in two ways - including capitalized interest and excluding capitalized interest. GAAP requires the capitalization of interest expense during development. Therefore, for a company like Boston Properties, Inc. that is an active developer of real estate, presenting the Interest Coverage Ratio (excluding capitalized interest) provides an alternative measure of financial condition that may be more indicative of the Company’s ability to meet its interest expense obligations and therefore its overall financial condition. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Market Rents
Market Rents used by the Company in calculating Average Economic Occupancy are based on the current market rates set by the managers of the Company’s residential properties based on their experience in renting their residential property’s units and publicly available market data. Trends in market rents for a region as reported by others could therefore vary materially. Market Rents for a period are based on the average Market Rents during that period and do not reflect any impact for cash concessions.
Net Debt
Net Debt is equal to (A) the Company’s consolidated debt plus special dividends payable (if any) less (B) cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s). The Company believes that the presentation of Net Debt provides useful information to investors because the Company reviews Net Debt as part of the management of its overall financial flexibility, capital structure and leverage. In particular, Net Debt is an important component of the Company’s ratio of BXP’s Share of Net Debt to BXP’s Share of EBITDAre.  BXP’s Share of Net Debt is calculated in a similar manner to Net Debt, except that BXP’s Share of Debt and BXP’s Share of cash are utilized instead of the Company’s consolidated debt and cash in the calculation. The Company believes BXP’s Share of Net Debt to BXP’s Share of EBITDAre is useful to investors because it provides an alternative measure of the Company’s financial flexibility, capital structure and leverage based on its percentage ownership interest in all of its assets. Furthermore, certain debt rating agencies, creditors and credit analysts monitor the Company’s Net Debt as part of their assessments of its business. The Company may utilize a considerable portion of its cash and cash equivalents at any given time for purposes other than debt reduction. In addition, cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s) may not be solely controlled by the Company. The deduction of these items from consolidated debt in the calculation of Net Debt therefore should not be understood to mean that these items are available exclusively for debt reduction at any given time.

Q1 2022
Definitions (continued)

Net Operating Income/(Loss) (NOI)
Net operating income/(loss) (NOI) is a non-GAAP financial measure equal to net income attributable to Boston Properties, Inc. common shareholders, the most directly comparable GAAP financial measure, plus (1) preferred stock redemption charge, preferred dividends, net income attributable to noncontrolling interests, corporate general and administrative expense, payroll and related costs from management services contracts, transaction costs, impairment losses, depreciation and amortization expense, losses from early extinguishments of debt and interest expense, less (2) development and management services revenue, direct reimbursements of payroll and related costs from management services contracts, income (loss) from unconsolidated joint ventures, gains (losses) on sales of real estate, gains (losses) from investments in securities and interest and other income (loss). In some cases, the Company also presents (1) NOI – cash, which is NOI after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a tenant), fair value lease revenue, straight-line ground rent expense adjustment (excluding prepaid ground rent), prepaid ground rent expense and lease transaction costs that qualify as rent inducements in accordance with GAAP, and (2) NOI and NOI – cash, in each case excluding termination income.
The Company uses these measures internally as performance measures and believes they provide useful information to investors regarding the Company’s results of operations and financial condition because, when compared across periods, they reflect the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. Similarly, interest expense may be incurred at the property level even though the financing proceeds may be used at the corporate level (e.g., used for other investment activity). In addition, depreciation and amortization expense because of historical cost accounting and useful life estimates, may distort operating performance measures at the property level. Presenting NOI – cash allows investors to compare NOI performance across periods without taking into account the effect of certain non-cash rental revenues and ground rent expenses. Similar to depreciation and amortization expense, fair value lease revenues, because of historical cost accounting, may distort operating performance measures at the property level. Additionally, presenting NOI excluding the impact of the straight-lining of rent provides investors with an alternative view of operating performance at the property level that more closely reflects net cash generated at the property level on an unleveraged basis. Presenting NOI measures that exclude termination income provides investors with additional information regarding operating performance at a property level that allows them to compare operating performance between periods without taking into account termination income, which can distort the results for any given period because they generally represent multiple months or years of a tenant’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the tenant’s lease and are not reflective of the core ongoing operating performance of the Company’s properties.
Rental Obligations
Rental Obligations is defined as the contractual base rents (but excluding percentage rent) and budgeted reimbursements from tenants under existing leases. These amounts exclude rent abatements.
Rental Revenue
Rental Revenue is equal to Total revenue, the most directly comparable GAAP financial measure, less development and management services revenue and direct reimbursements of payroll and related costs from management services contracts. The Company uses Rental Revenue internally as a performance measure and in calculating other non-GAAP financial measures (e.g., NOI), which provides investors with information regarding our performance that is not immediately apparent from the comparable non-GAAP measures and allows investors to compare operating performance between periods. The Company also presents Rental Revenue (excluding termination income) because termination income can distort the results for any given period because it generally represents multiple months or years of a tenant’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the tenant’s lease and does not reflect the core ongoing operating performance of the Company’s properties.
Same Properties
In the Company’s analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by the Company throughout each period presented. The Company refers to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by the Company through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired, repositioned or in development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 20 - 23 indicate by footnote the “In-Service Properties” that are not included in “Same Properties.”

Q1 2022
Reconciliations
(unaudited and in thousands)

BXP’s Share of select items
	Three Months Ended
	31-Mar-22	31-Dec-21
Revenue	$754,307	$731,063
Partners’ share of revenue from consolidated joint ventures (JVs)	(77,150)	(76,463)
BXP’s share of revenue from unconsolidated JVs	58,415	53,919
BXP’s Share of revenue	$735,572	$708,519

Straight-line rent	$22,186	$30,619
Partners’ share of straight-line rent from consolidated JVs	(906)	(3,311)
BXP’s share of straight-line rent from unconsolidated JVs	13,823	2,821
BXP’s Share of straight-line rent	$35,103	$30,129

Reinstatements associated with accrued rent (all of which was included within straight-line rent) [1]	$974	$—
Partners’ share of reinstatements associated with accrued rent from consolidated JVs (all of which was included within straight-line rent) [1]	—	—
BXP’s share of reinstatements associated with accrued rent from unconsolidated JVs (all of which was included within straight-line rent) [1]	1,275	—
BXP’s Share of reinstatements associated with accrued rent (all of which was included within straight-line rent), net [1]	$2,249	$—

Fair value lease revenue [2]	$1,655	$1,412
Partners’ share of fair value lease revenue from consolidated JVs [2]	(119)	(25)
BXP’s share of fair value lease revenue from unconsolidated JVs [2]	649	671
BXP’s Share of fair value lease revenue [2]	$2,185	$2,058

Lease termination income	$2,078	$(16)
Partners’ share of termination income from consolidated JVs	(221)	4
BXP’s share of termination income from unconsolidated JVs	606	88
BXP’s Share of termination income	$2,463	$76

Non-cash termination income adjustment (fair value lease amounts)	$—	$—
Partners’ share of non-cash termination income adjustment (fair value lease amounts) from consolidated JVs	—	—
BXP’s share of non-cash termination income adjustment (fair value lease amounts) from unconsolidated JVs	—	—
BXP’s Share of non-cash termination income adjustment (fair value lease amounts)	$—	$—

Parking and other revenue	$21,734	$23,087
Partners’ share of parking and other revenue from consolidated JVs	(540)	(552)
BXP’s share of parking and other revenue from unconsolidated JVs	1,766	1,837
BXP’s Share of parking and other revenue	$22,960	$24,372

Cash rent abatements and deferrals related to COVID-19	$1,553	$7,196
Partners’ share of cash rent abatements and deferrals related to COVID-19 from consolidated JVs	6	20
BXP’s share of cash rent abatements and deferrals related to COVID-19 from unconsolidated JVs	87	9
BXP’s Share of cash rent abatements and deferrals related to COVID-19	$1,646	$7,225

Hedge amortization	$1,590	$1,590
Partners’ share of hedge amortization from consolidated JVs	(144)	(144)
BXP’s share of hedge amortization from unconsolidated JVs	—	—
BXP’s Share of hedge amortization	$1,446	$1,446

Straight-line ground rent expense adjustment	$744	$732
Partners’ share of straight-line ground rent expense adjustment from consolidated JVs	—	—
BXP’s share of straight-line ground rent expense adjustment from unconsolidated JVs	145	145
BXP’s Share of straight-line ground rent expense adjustment	$889	$877

Q1 2022
Reconciliations (continued)

BXP’s Share of select items
	Three Months Ended
	31-Mar-22	31-Dec-21

Depreciation and amortization	$177,624	$177,521
Noncontrolling interests in property partnerships’ share of depreciation and amortization	(17,653)	(17,482)
BXP’s share of depreciation and amortization from unconsolidated JVs	22,044	20,401
BXP’s Share of depreciation and amortization	$182,015	$180,440

Lease transaction costs that qualify as rent inducements [3]	$(4,583)	$3,731
Partners’ share of lease transaction costs that qualify as rent inducements from consolidated JVs [3]	2,443	(892)
BXP’s share of lease transaction costs that qualify as rent inducements from unconsolidated JVs [3]	371	569
BXP’s Share of lease transaction costs that qualify as rent inducements [3]	$(1,769)	$3,408

2nd generation tenant improvements and leasing commissions	$36,993	$68,989
Partners’ share of 2nd generation tenant improvements and leasing commissions from consolidated JVs	(1,441)	(5,245)
BXP’s share of 2nd generation tenant improvements and leasing commissions from unconsolidated JVs	10,039	19,267
BXP’s Share of 2nd generation tenant improvements and leasing commissions	$45,591	$83,011

Maintenance capital expenditures [4]	$10,652	$33,919
Partners’ share of maintenance capital expenditures from consolidated JVs [4]	(1,523)	(6,356)
BXP’s share of maintenance capital expenditures from unconsolidated JVs [4]	719	180
BXP’s Share of maintenance capital expenditures [4]	$9,848	$27,743

Interest expense	$101,228	$103,331
Partners’ share of interest expense from consolidated JVs	(11,744)	(11,987)
BXP’s share of interest expense from unconsolidated JVs	13,246	13,148
BXP’s Share of interest expense	$102,730	$104,492

Capitalized interest	$13,740	$13,839
Partners’ share of capitalized interest from consolidated JVs	(46)	(43)
BXP’s share of capitalized interest from unconsolidated JVs	1,315	450
BXP’s Share of capitalized interest	$15,009	$14,246

Amortization of financing costs	$3,568	$3,399
Partners’ share of amortization of financing costs from consolidated JVs	(497)	(408)
BXP’s share of amortization of financing costs from unconsolidated JVs	881	814
BXP’s Share of amortization of financing costs	$3,952	$3,805

_____________
1Represents the reinstatement of accrued rent balances related to tenants that the Company determined are now probable of collection.
2Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
3Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.
4Maintenance capital expenditures do not include planned capital expenditures related to acquisitions and repositioning capital expenditures.

Q1 2022
Reconciliations (continued)
for the three months ended March 31, 2022
(unaudited and dollars in thousands)

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
CONSOLIDATED JOINT VENTURES	767 Fifth Avenue	100 Federal Street	Total Consolidated
	(The GM Building)	Atlantic Wharf Office	Joint Ventures
Revenue
Lease [1]	$73,915	$101,768	$175,683
Straight-line rent	2,619	(315)	2,304
Fair value lease revenue	208	81	289
Termination income	—	492	492
Total lease revenue	76,742	102,026	178,768
Parking and other	—	1,200	1,200
Total rental revenue [2]	76,742	103,226	179,968
Expenses
Operating	28,829	37,888	66,717
Net Operating Income (NOI)	47,913	65,338	113,251

Other income (expense)
Development and management services revenue	—	3	3
Interest and other income	1	92	93
Interest expense	(20,841)	(7,577)	(28,418)
Depreciation and amortization expense	(16,901)	(22,867)	(39,768)
General and administrative expense	(138)	(108)	(246)
Total other income (expense)	(37,879)	(30,457)	(68,336)
Net income	$10,034	$34,881	$44,915

BXP’s nominal ownership percentage	60.00%	55.00%

Partners’ share of NOI (after income allocation to private REIT shareholders) [3]	$18,529	$28,526	$47,055
BXP’s share of NOI (after income allocation to private REIT shareholders)	$29,384	$36,812	$66,196
Unearned portion of capitalized fees [4]	$(164)	$757	$593

Partners’ share of select items [3]
Partners’ share of parking and other revenue	$—	$540	$540
Partners’ share of hedge amortization	$144	$—	$144
Partners’ share of amortization of financing costs	$346	$151	$497
Partners’ share of depreciation and amortization related to capitalized fees	$358	$441	$799
Partners’ share of capitalized interest	$46	$—	$46
Partners’ share of lease transaction costs that qualify as rent inducements	$—	$2,443	$2,443
Partners’ share of management and other fees	$638	$883	$1,521
Partners’ share of basis differential depreciation and amortization expense	$(17)	$(180)	$(197)
Partners’ share of basis differential interest and other adjustments	$(4)	$40	$36

Reconciliation of Partners’ share of EBITDAre [5]
Partners’ NCI	$3,037	$14,512	$17,549
Add:
Partners’ share of interest expense after BXP’s basis differential	8,334	3,410	11,744
Partners’ share of depreciation and amortization expense after BXP’s basis differential	7,101	10,552	17,653
Partners’ share of EBITDAre	$18,472	$28,474	$46,946

Q1 2022
Reconciliations (continued)
for the three months ended March 31, 2022
(unaudited and dollars in thousands)

CONSOLIDATED JOINT VENTURES

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street		Total Consolidated
Reconciliation of Partners’ share of Net Operating Income (Loss) (NOI) [3]	(The GM Building)	Atlantic Wharf Office		Joint Ventures
Rental revenue [2]	$30,697	$46,452		$77,149
Less: Termination income	—	221		221
Rental revenue (excluding termination income) [2]	30,697	46,231		76,928
Less: Operating expenses (including partners’ share of management and other fees)	12,168	17,926		30,094
Income allocation to private REIT shareholders	—	—		—
NOI (excluding termination income and after income allocation to private REIT shareholders)	$18,529	$28,305		$46,834

Rental revenue (excluding termination income) [2]	$30,697	$46,231		$76,928
Less: Straight-line rent	1,048	(142)	[2]	906
Fair value lease revenue	83	36		119
Add: Lease transaction costs that qualify as rent inducements	—	(2,443)		(2,443)
Subtotal	29,566	43,894		73,460
Less: Operating expenses (including partners’ share of management and other fees)	12,168	17,926		30,094
Income allocation to private REIT shareholders	—	—		—
NOI - cash (excluding termination income and after income allocation to private REIT shareholders)	$17,398	$25,968		$43,366

Reconciliation of Partners’ share of Revenue [3]
Rental revenue [2]	$30,697	$46,452		$77,149
Add: Development and management services revenue	—	1		1
Revenue	$30,697	$46,453		$77,150

_________
1Lease revenue includes recoveries from tenants and service income from tenants.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.
3Amounts represent the partners’ share based on their respective ownership percentage.
4Capitalized fees are eliminated in consolidation and recognized over the life of the asset as depreciation and amortization are added back to the Company’s net income.
5Amounts represent the partners’ share based on their respective ownership percentages and are adjusted for basis differentials and the allocations of management and other fees and depreciation and amortization related to capitalized fees.

Q1 2022
Reconciliations (continued)
for the three months ended March 31, 2022
(unaudited and dollars in thousands)

UNCONSOLIDATED JOINT VENTURES 1

	Boston	Los Angeles		New York		San Francisco		Seattle	Washington, DC		Total Unconsolidated Joint Ventures
Revenue
Lease [2]	$18,986	$25,228		$3,599		$9,599		$7,212	$24,873		$89,497
Straight-line rent	5,826	9,796		54		1,503		550	7,270		24,999
Reinstatement of straight-line rent	2,004	307		—		—		—	207		2,518
Fair value lease revenue	—	289		—		38		1,156	—		1,483
Termination income	1,134	77		—		—		—	—		1,211
Total lease revenue	27,950	35,697		3,653		11,140		8,918	32,350		119,708
Parking and other	29	1,969		—		45		509	1,506		4,058
Total rental revenue [3]	27,979	37,666		3,653		11,185		9,427	33,856		123,766
Expenses
Operating	8,595	12,146		4,328	[4]	4,399		3,623	12,305		45,396
Net operating income/(loss)	19,384	25,520		(675)		6,786		5,804	21,551		78,370

Other income/(expense)
Development and management services revenue	—	—		575		145		—	—		720
Interest and other income	—	5		—		—		—	—		5
Interest expense	(4,096)	(11,742)		(2,558)		(3)		(1,571)	(10,403)		(30,373)
Depreciation and amortization expense	(9,618)	(12,664)		(2,756)		(5,310)		(4,773)	(9,543)		(44,664)
General and administrative expense	(30)	(13)		(159)		(7)		(2)	(34)		(245)
Loss from early extinguishment of debt	—	—		—		—		—	(1,327)		(1,327)
Total other income/(expense)	(13,744)	(24,414)		(4,898)		(5,175)		(6,346)	(21,307)		(75,884)
Net income/(loss)	$5,640	$1,106		$(5,573)		$1,611		$(542)	$244		$2,486

BXP’s share of reinstatement of straight-line rent	$1,002	$169		$—		$—		$—	$104		$1,275
BXP’s share of parking and other revenue	$15	$1,044		$—		$23		$171	$513	[5]	$1,766
BXP’s share of amortization of financing costs	$209	$85		$79		$—		$29	$479	[5]	$881
BXP’s share of capitalized interest	$—	$—		$1,315		$—		$—	$—	[5]	$1,315
BXP’s share of non-cash termination income adjustment (fair value lease amounts)	$—	$—		$—		$—		$—	$—		$—

Income/(loss) from unconsolidated joint ventures	$2,705	$(238)		$(1,965)		$237		$(182)	$1,632	[5]	$2,189
Add:
BXP’s share of interest expense	2,049	6,212		1,060		2		529	3,394	[5]	13,246
BXP’s share of depreciation and amortization expense	4,922	7,778	[6]	1,004		3,145	[7]	1,607	3,588	[5]	22,044
BXP’s share of loss from early extinguishment of debt	—	—		—		—		—	265		265
BXP’s share of EBITDAre	$9,676	$13,752	[6]	$99		$3,384	[7]	$1,954	$8,879	[5]	$37,744

Q1 2022
Reconciliations (continued)

UNCONSOLIDATED JOINT VENTURES [1]
Reconciliation of BXP’s share of Net Operating Income/(Loss)	Boston	Los Angeles		New York	San Francisco		Seattle	Washington, DC		Total Unconsolidated Joint Ventures
BXP’s share of rental revenue [3]	$13,990	$20,172	[6]	$1,827	$5,381	[7]	$3,174	$13,510	[5]	$58,054
BXP’s share of operating expenses	4,297	6,415		1,983	2,200		1,219	4,619	[5]	20,733
BXP’s share of net operating income/(loss)	9,693	13,757	[6]	(156)	3,181	[7]	1,955	8,891	[5]	37,321
Less:
BXP’s share of termination income	567	39		—	—		—	—		606
BXP’s share of net operating income/(loss) (excluding termination income)	9,126	13,718		(156)	3,181		1,955	8,891	[5]	36,715
Less:
BXP’s share of straight-line rent	3,915	5,278	[6]	27	759	[7]	184	3,660	[5]	13,823
BXP’s share of fair value lease revenue	—	460	[6]	—	(200)	[7]	389	—		649
Add:
BXP’s share of straight-line ground rent expense adjustment	—	—		145	—		—	—		145
BXP’s share of lease transaction costs that qualify as rent inducements	—	185		—	—		12	174	[5]	371
BXP’s share of net operating income/(loss) - cash (excluding termination income)	$5,211	$8,165	[6]	$(38)	$2,622	[7]	$1,394	$5,405	[5]	$22,759

Reconciliation of BXP’s share of Revenue
BXP’s share of rental revenue [3]	$13,990	$20,172	[6]	$1,827	$5,381	[7]	$3,174	$13,510	[5]	$58,054
Add:
BXP’s share of development and management services revenue	—	—		288	73		—	—		361
BXP’s share of revenue	$13,990	$20,172	[6]	$2,115	$5,454	[7]	$3,174	$13,510	[5]	$58,415

_____________
1 For information on the properties included for each region and the Company’s percentage ownership in each property, see pages 20-23.
2 Lease revenue includes recoveries from tenants and service income from tenants.
3 See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.
4 Includes approximately $290 of straight-line ground rent expense.
5 Reflects the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement of 901 New York Avenue.
6 The Company’s purchase price allocation under ASC 805 for Colorado Center differs from the historical basis of the venture resulting in the majority of the basis differential for this region.
7 The Company’s purchase price allocation under ASC 805 for Gateway Commons differs from the historical basis of the venture resulting in the majority of the basis differential for this region.

Q1 2022
Reconciliations (continued)
Reconciliation of Net income attributable to Boston Properties, Inc. common shareholders to
BXP’s Share of same property net operating income (NOI)
(dollars in thousands)

	Three Months Ended
	31-Dec-21	31-Dec-20
Net income attributable to Boston Properties, Inc. common shareholders	$184,537	$7,310
Preferred dividends	—	2,625
Net income attributable to Boston Properties, Inc.	184,537	9,935
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	20,544	990
Noncontrolling interest in property partnerships	18,204	13,980
Net income	223,285	24,905
Add:
Interest expense	103,331	111,991
Losses from early extinguishments of debt	44,284	—
Loss from unconsolidated joint ventures	825	79,700
Depreciation and amortization expense	177,521	168,013
Transaction costs	2,066	277
Payroll and related costs from management services contracts	3,321	3,009
General and administrative expense	33,649	31,053
Less:
Interest and other income (loss)	1,564	1,676
Gains from investments in securities	1,882	4,296
Gains on sales of real estate	115,556	5,259
Direct reimbursements of payroll and related costs from management services contracts	3,321	3,009
Development and management services revenue	7,516	6,356
Net Operating Income (NOI)	458,443	398,352
Add:
BXP’s share of NOI from unconsolidated joint ventures	33,278	13,336
Less:
Partners’ share of NOI from consolidated joint ventures (after income allocation to private REIT shareholders)	47,841	40,639
BXP’s Share of NOI	443,880	371,049
Less:
Termination income	(16)	551
BXP’s share of termination income from unconsolidated joint ventures	88	771
Add:
Partners’ share of termination income from consolidated joint ventures	(4)	95
BXP’s Share of NOI (excluding termination income)	$443,804	$369,822

Net Operating Income (NOI)	$458,443	$398,352
Less:
Termination income	(16)	551
NOI from non Same Properties (excluding termination income)	8,587	5,187
Same Property NOI (excluding termination income)	449,872	392,614
Less:
Partners’ share of NOI from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	47,845	40,544
Add:
Partners’ share of NOI from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	1,591	(76)
BXP’s share of NOI from unconsolidated joint ventures (excluding termination income)	33,190	12,565
Less:
BXP’s share of NOI from non Same Properties from unconsolidated joint ventures (excluding termination income)	7,696	649
BXP’s Share of Same Property NOI (excluding termination income)	$429,112	$363,910

Change in BXP’s Share of Same Property NOI (excluding termination income)	$65,202
Change in BXP’s Share of Same Property NOI (excluding termination income)	17.9%

Q1 2022
Reconciliations (continued)
Reconciliation of Net income attributable to Boston Properties, Inc. common shareholders to
BXP’s Share of same property net operating income (NOI) - cash
(dollars in thousands)

	Three Months Ended
	31-Dec-21	31-Dec-20
Net income attributable to Boston Properties, Inc. common shareholders	$184,537	$7,310
Preferred dividends	—	2,625
Net income attributable to Boston Properties, Inc.	184,537	9,935
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	20,544	990
Noncontrolling interest in property partnerships	18,204	13,980
Net income	223,285	24,905
Add:
Interest expense	103,331	111,991
Losses from early extinguishments of debt	44,284	—
Loss from unconsolidated joint ventures	825	79,700
Depreciation and amortization expense	177,521	168,013
Transaction costs	2,066	277
Payroll and related costs from management services contracts	3,321	3,009
General and administrative expense	33,649	31,053
Less:
Interest and other income (loss)	1,564	1,676
Gains from investments in securities	1,882	4,296
Gains on sales of real estate	115,556	5,259
Direct reimbursements of payroll and related costs from management services contracts	3,321	3,009
Development and management services revenue	7,516	6,356
Net Operating Income (NOI)	458,443	398,352
Less:
Straight-line rent	30,619	13,187
Fair value lease revenue	1,412	614
Termination income	(16)	551
Add:
Straight-line ground rent expense adjustment [1]	680	799
Lease transaction costs that qualify as rent inducements [2]	3,731	1,333
NOI - cash (excluding termination income)	430,839	386,132
Less:
NOI - cash from non Same Properties (excluding termination income)	5,098	4,749
Same Property NOI - cash (excluding termination income)	425,741	381,383
Less:
Partners’ share of NOI - cash from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	45,401	34,966
Add:
Partners’ share of NOI - cash from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	1,163	(111)
BXP’s share of NOI - cash from unconsolidated joint ventures (excluding termination income)	30,412	21,175
Less:
BXP’s share of NOI - cash from non Same Properties from unconsolidated joint ventures (excluding termination income)	7,524	629
BXP’s Share of Same Property NOI - cash (excluding termination income)	$404,391	$366,852

Change in BXP’s Share of Same Property NOI - cash (excluding termination income)	$37,539
Change in BXP’s Share of Same Property NOI - cash (excluding termination income)	10.2%
_____________
1In light of the front-ended, uneven rental payments required by the Company’s 99-year ground and air rights lease for the 100 Clarendon Street garage and Back Bay Transit Station in Boston, MA, and to make period-to-period comparisons more meaningful to investors, the adjustment does not include the straight-line impact of approximately $52 and $144 for the three months ended December 31, 2021 and 2020, respectively. As of December 31, 2021, the Company has remaining lease payments aggregating approximately $25.4 million, all of which it expects to incur by the end of 2024 with no payments thereafter. Under GAAP, the Company recognizes expense of $(87) per quarter on a straight-line basis over the term of the lease. However, unlike more traditional ground and air rights leases, the timing and amounts of the rental payments by the Company correlate to the uneven timing and funding by the Company of capital expenditures related to improvements at Back Bay Transit Station. As a result, the amounts excluded from the adjustment each quarter through 2024 may vary significantly.
2Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP.

Q1 2022
Consolidated Income Statement - prior year

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	31-Mar-21	31-Dec-20
Revenue
Lease	$685,817	$639,357
Parking and other	14,494	15,903
Insurance proceeds	2,444	—
Hotel revenue	632	464
Development and management services	6,803	6,356
Direct reimbursements of payroll and related costs from management services contracts	3,505	3,009
Total revenue	713,695	665,089
Expenses
Operating	118,516	117,891
Real estate taxes	136,395	138,308
Demolition costs	18	(5)
Restoration expenses related to insurance claim	2,460	—
Hotel	2,051	1,178
General and administrative	44,959	31,053
Payroll and related costs from management services contracts	3,505	3,009
Transaction costs	331	277
Depreciation and amortization	176,565	168,013
Total expenses	484,800	459,724
Other income (expense)
Income (loss) from unconsolidated joint ventures	5,225	(79,700)
Gains (losses) on sales of real estate	—	5,259
Gains from investments in securities	1,659	4,296
Interest and other income (loss)	1,168	1,676
Losses from early extinguishments of debt	(898)	—
Interest expense	(107,902)	(111,991)
Net income	128,147	24,905
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(16,467)	(13,980)
Noncontrolling interest - common units of the Operating Partnership	(11,084)	(990)
Net income attributable to Boston Properties, Inc.	100,596	9,935
Preferred dividends	(2,560)	(2,625)
Preferred stock redemption charge	(6,412)	—
Net income attributable to Boston Properties, Inc. common shareholders	$91,624	$7,310

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to Boston Properties, Inc. per share - basic	$0.59	$0.05
Net income attributable to Boston Properties, Inc. per share - diluted	$0.59	$0.05